EXHIBIT 99.1

                        MORTGAGE LOAN PURCHASE AGREEMENT

            Pursuant to this Mortgage Loan Purchase Agreement dated as of July 1, 2006 (this "Agreement"), between Greenwich Capital Financial Products, Inc. (together with its successors and permitted assigns hereunder, the "Seller") and Greenwich Capital Commercial Funding Corp. (together with its successors and permitted assigns hereunder, the "Purchaser"), the Seller intends to sell and the Purchaser intends to purchase certain multifamily and commercial mortgage loans (collectively, the "Mortgage Loans"), as identified on the schedule annexed hereto as Exhibit A (the "Mortgage Loan Schedule").

            The Purchaser intends to deposit the Mortgage Loans, together with other assets, into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the "Certificates") to be identified as the Greenwich Capital Commercial Funding Corp., Commercial Mortgage Trust 2006-GG7, Commercial Mortgage Pass-Through Certificates, Series 2006-GG7. One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to the Trust Fund. The Certificates will be issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), to be dated as of July 1, 2006, among the Purchaser, as depositor, Midland Loan Services, Inc., as master servicer (the "Master Servicer"), LNR Partners, Inc., as special servicer (the "Special Servicer") and LaSalle Bank National Association, as trustee (the "Trustee"). Capitalized terms used but not defined herein have the respective meanings set forth in the Pooling and Servicing Agreement, as in effect on the Closing Date.

            The Purchaser has entered into an Underwriting Agreement (the "Underwriting Agreement"), dated as of June 27, 2006, with Goldman, Sachs & Co. ("GSC"), Greenwich Capital Markets, Inc. ("GCM"), Morgan Stanley & Co. Incorporated, Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wachovia Capital Markets, LLC (collectively in such capacity, the "Underwriters"), whereby the Purchaser will sell to the Underwriters all of the Certificates that are to be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Purchaser has also entered into a Certificate Purchase Agreement (the "Certificate Purchase Agreement"), dated as of June 27, 2006 with GCM and GSC (together, in such capacity, the "Initial Purchasers"), whereby the Purchaser will sell to the Initial Purchasers all of the remaining Certificates (other than the Residual Interest Certificates).

            In connection with the transactions contemplated hereby, the Seller, the Purchaser, the Underwriters and the Initial Purchasers have entered into an Indemnification Agreement (the "Indemnification Agreement" and together with this Agreement, the "Operative Documents"), dated as of June 27, 2006.

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase. The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans accepted by the Purchaser pursuant to the terms hereof. The Mortgage Loans will have an aggregate principal balance of $1,948,282,741 (the "Initial Principal Balance") as of the close of business on its Due Date in July 2006 or, with respect to each mortgage loan that does not have a Due Date in July 2006, July 6, 2006 (the "Cut-off Date"), after giving effect to any and all payments of principal due thereon on or before such date, whether or not received. The purchase and sale of the Mortgage Loans shall take place on July 12, 2006, or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The consideration for the Mortgage Loans shall consist of a cash amount equal to ___% of the Initial Principal Balance, plus interest accrued on each Mortgage Loan at the related Net Mortgage Rate, for the period from and including the Cut-off Date (to the extent that such Cut-off Date is prior to the Closing Date) up to but not including the Closing Date, which cash amount shall be paid to the Seller or its designee by wire transfer in immediately available funds (or by such other method as shall be mutually acceptable to the parties hereto) on the Closing Date.

            SECTION 2. Conveyance of Mortgage Loans.

            (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and satisfaction or waiver of the conditions to closing set forth in Section 5 hereof, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, subject to the rights of the holders of any related Companion Loans as specified in the related Co-Lender Agreement, as applicable, and the Purchaser hereby assumes such Mortgage Loans, together with the rights and obligations related to such Mortgage Loans as specified in the related Co-Lender Agreement. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the Pooling and Servicing Agreement.

            (b) The Purchaser or its assignee shall, subject to the rights of the holders of any related Companion Loans, as applicable, be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date for each Mortgage Loan, but collected after such date, shall, subject to the rights of the holders of any related Companion Loans, as applicable, belong to, and be promptly remitted to, the Seller.

            (c) On or before the Closing Date, the Seller shall, on behalf of the initial Purchaser, deliver to and deposit, or cause to be delivered and deposited, with the Trustee a Mortgage File for each Mortgage Loan in accordance with the terms of, and conforming to the requirements set forth in, the Pooling and Servicing Agreement; provided that, with respect to any Non-Serviced Trust Loan, the preceding delivery requirements will be satisfied by delivery of the original Mortgage Note(s) (and all intervening endorsements) related to such Non-Serviced Trust Loan and a copy of the "mortgage file" delivered under the applicable Lead PSA. If the Seller cannot deliver or cause to be delivered the documents and/or instruments referred to in clauses (a)(ii), (a)(iii), (a)(vi) (if recorded) and (a)(viii) of the definition of "Mortgage File" solely because of delay caused by the public recording office where such document or instrument has been delivered for recordation, the Seller shall deliver to the Trustee a copy of the original, certified by the Seller to be a true and complete copy of the original thereof submitted for recording. Concurrently with such delivery, the Seller shall deliver, or cause to be delivered, to the Master Servicer and the Special Servicer copies of the Mortgage Note, Mortgage(s) and any reserve and cash management agreements with respect to each Mortgage Loan for which a Mortgage File is required to be delivered to the Trustee.

            (d) For each Mortgage Loan for which a Mortgage File is required to be delivered to the Trustee, the Seller shall bear the out-of-pocket costs and expenses related to recording or filing, as the case may be, in the appropriate public office for real property records or Uniform Commercial Code financing statements, as appropriate, each related assignment of Mortgage and assignment of Assignment of Leases, in favor of the Trustee referred to in clause (a)(iv) of the definition of "Mortgage File" and each related UCC-2 and UCC-3 assignment referred to in clause (a)(viii) of the definition of "Mortgage File." If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the Seller shall prepare a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Trustee (or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing Agreement, to the then holder of such Mortgage Loan).

            (e) The Seller shall deliver, or cause to be delivered, to the Master Servicer within 10 business days after the Closing Date, all documents and records that (i) relate to the servicing and administration of the Serviced Loans, (ii) are reasonably necessary for the ongoing administration and/or servicing of the Serviced Loans (including any asset summaries related to the Mortgage Loans that were delivered to the Rating Agencies in connection with the rating of the Certificates) and (iii) are in possession or control of the Mortgage Loan Seller, together with (x) all unapplied Escrow Payments and Reserve Funds in the possession or under control of the Seller that relate to the Serviced Loans and (y) a statement indicating which Escrow Payments and Reserve Funds are allocable to such Serviced Loans), provided that the Seller shall not be required to deliver any draft documents, privileged or other internal communications, credit underwriting, due diligence analyses or data or internal worksheets, memoranda, communications or evaluations.

            (f) After the Seller's transfer of the Mortgage Loans to the Purchaser, as provided herein, the Seller shall not take any action inconsistent with the Purchaser's ownership of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that the Seller is expressly permitted to complete subsequent to the Closing Date, the Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loans by the Seller to the Purchaser.

            (g) The Seller shall provide, or cause to be provided, to the Master Servicer the initial data with respect to each Mortgage Loan for the CMSA Financial File and the CMSA Loan Periodic Update File that are required to be prepared by the Master Servicer pursuant to the Pooling and Servicing Agreement.

            (h) The Seller shall provide the Master Servicer with the Supplemental Servicer Schedule.

            SECTION 3. Representations, Warranties and Covenants of Seller.

            (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof and as of the Closing Date, that:

            (i) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, is duly qualified as a foreign organization in good standing in all jurisdictions to the extent such qualification is necessary to hold and sell the Mortgage Loans or otherwise comply with its obligations under the Operative Documents, except where the failure to be so qualified would not have a material adverse effect on its ability to perform its obligations under the Operative Documents, and possesses all requisite authority and power to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of each Operative Document.

            (ii) Each Operative Document has been duly and validly authorized, executed and delivered by the Seller and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by
      (A) bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (iii) The execution and delivery of each Operative Document by the Seller and the Seller's performance and compliance with the terms of each Operative Document will not (A) violate the Seller's organizational documents, (B) violate any law or regulation or any administrative decree or order to which the Seller is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound.

            (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect its performance hereunder.

            (v) The Seller is not a party to or bound by any agreement or instrument or subject to any organizational document or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under the Operative Documents or that requires the consent of any third person to the execution and delivery of the Operative Documents by the Seller or the performance by the Seller of its obligations under the Operative Documents.

            (vi) Except for the recordation and/or filing of assignments and other transfer documents with respect to the Mortgage Loans, as contemplated by Section 2(d), no consent, approval, authorization or order of, registration or filing with, or notice to, any court or governmental agency or body, is required for the execution, delivery and performance by the Seller of or compliance by the Seller with the Operative Documents or the consummation of the transactions contemplated by the Operative Documents; and no bulk sale law applies to such transactions.

            (vii) No litigation is pending or, to the best of the Seller's knowledge, threatened against the Seller that would, in the Seller's good faith and reasonable judgment, prohibit its entering into the Operative Documents or materially and adversely affect the performance by the Seller of its obligations under the Operative Documents.

            (viii) The Seller intends to treat the transfer of the Mortgage Loans to the Purchaser as a sale for accounting and tax purposes. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan). The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller. After giving effect to its transfer of the Mortgage Loans to the Purchaser, as provided herein, the value of the Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the Seller's debts and obligations, including contingent and unliquidated debts and obligations of the Seller, and the Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business. The Mortgage Loans do not constitute all or substantially all of the assets of the Seller. The Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

            (ix) No proceedings looking toward merger, liquidation, dissolution or bankruptcy of the Seller are pending or contemplated.

            (b) The Seller hereby makes, for the benefit of the Purchaser, with respect to each Mortgage Loan, as of the Closing Date or as of such other date expressly set forth therein, each of the representations and warranties set forth on Exhibit B attached hereto, except as otherwise set forth on Exhibit C attached hereto.

            SECTION 4. Representations and Warranties of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof and as of the Closing Date that:

            (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Purchaser has the full corporate power and authority and legal right to acquire the Mortgage Loans from the Seller and to transfer the Mortgage Loans to the Trustee.

            (ii) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser and, assuming due authorization, execution and delivery hereof by the Seller, constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by
      (A) bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (iii) The execution and delivery of this Agreement by the Purchaser and the Purchaser's performance and compliance with the terms of this Agreement will not (A) violate the Purchaser's organizational documents,
      (B) violate any law or regulation or any administrative decree or order to which the Purchaser is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound.

            (iv) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

            (v) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser, as provided herein, as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration specified in Section 1 hereof.

            SECTION 5. Notice of Breach; Cure; Repurchase.

            (a) If the Seller discovers or receives notice in accordance with
Section 10 hereof of a Document Defect or a breach of any of its representations and warranties made pursuant to Section 3(b) hereof (each such breach, a "Breach") relating to any Mortgage Loan, and such Document Defect or Breach materially and adversely affects the value of the Mortgage Loan or the related Mortgaged Property or the interests of the Purchaser in such Mortgage Loan (in which case any such Document Defect or Breach would be a "Material Document Defect" or a "Material Breach," as the case may be), then (subject to Section 5(b)) the Seller shall, within 90 days after its discovery or receipt of such notice of such Material Document Defect or Material Breach (or, in the case of a Material Document Defect or Material Breach that affects whether a Mortgage Loan was, as of the Closing Date, is or will continue to be a "qualified mortgage" within the meaning of the REMIC Provisions (a "Qualified Mortgage"), not later than 90 days after any party discovering such Material Document Defect or Material Breach) (such 90-day period, in either case, the "Initial Resolution Period"), (i) cure such Material Document Defect or Material Breach, as the case may be, in all material respects, which cure shall include payment of any Additional Trust Fund Expenses associated therewith, or (ii) repurchase the affected Mortgage Loan (or the related Mortgaged Property, or in the case of any Mortgaged Property related to a Loan Group, to the extent of the Seller's interest therein) from, and in accordance with the directions of, the Purchaser or its designee, at a price equal to the Purchase Price; provided that if (A) any such Material Breach or Material Document Defect, as the case may be, does not affect whether the Mortgage Loan was, as of the Closing Date, is or will continue to be a Qualified Mortgage, (B) such Material Breach or Material Document Defect, as the case may be, is capable of being cured but not within the applicable Initial Resolution Period, (C) the Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Document Defect, as the case may be, within the applicable Initial Resolution Period, (D) the Seller shall have delivered to the Purchaser a certification executed on behalf of the Seller by an officer thereof confirming that such Material Breach or Material Document Defect, as the case may be, is not capable of being cured within the applicable Initial Resolution Period, setting forth what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Material Breach or Material Document Defect, as the case may be, will be cured within an additional period not to exceed 90 days beyond the end of the applicable Initial Resolution Period, and (E) the affected Mortgage Loan is not then a Specially Serviced Mortgage Loan, then the Seller shall have such additional 90-day period (the "Resolution Extension Period") to complete such cure or, failing such, to repurchase the affected Mortgage Loan (or the related Mortgaged Property); and provided, further, that, if any such Material Document Defect is still not cured after the initial 90-day period and any such additional 90-day period solely due to the failure of the Seller to have received the recorded document, then the Seller shall be entitled to continue to defer its cure and repurchase obligations in respect of such Document Defect so long as the Seller certifies to the Purchaser every 30 days thereafter that the Document Defect is still in effect solely because of its failure to have received the recorded document and that the Seller is diligently pursuing the cure of such defect (specifying the actions being taken), except that no such deferral of cure or repurchase may continue beyond the second anniversary of the Closing Date. Any such repurchase of a Mortgage Loan shall be on a whole loan, servicing released basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Breach or Document Defect, but if the Seller discovers a Material Breach or Material Document Defect with respect to a Mortgage Loan, it will notify the Purchaser. Provided that the Master Servicer has notice of such Material Document Defect or Material Breach, the Master Servicer shall notify the Seller if the related Mortgage Loan becomes a Specially Serviced Mortgage Loan during any applicable cure periods. Any of the following document defects shall be conclusively presumed to be a Material Document Defect: (a) the absence from the Mortgage File of the original signed Mortgage Note, together with the endorsements referred to in clause
(a)(i) of the definition of "Mortgage File," unless the Mortgage File contains a signed lost note affidavit and indemnity with respect to the missing Mortgage Note and any missing endorsement that appears to be regular on its face, (b) other than with respect to a Non-Serviced Trust Loan, the absence from the Mortgage File of the original executed Mortgage or a copy of such Mortgage certified by the local authority with which the Mortgage was recorded, in each case with evidence of recording thereon, that appears to be regular on its face, unless there is included in the Mortgage File a copy of the executed Mortgage and a certificate stating that the original signed Mortgage was sent for recordation, (c) other than with respect to a Non-Serviced Trust Loan, the absence from the Mortgage File of the original or a copy of the lender's title insurance policy, together with all endorsements or riders (or copies thereof) that were issued with or subsequent to the issuance of such policy, or marked up insurance binder or title commitment which is marked as a binding commitment and countersigned by title company, insuring the priority of the Mortgage as a first lien on the Mortgaged Property, (d) other than with respect to a Non-Serviced Trust Loan, the absence from the Mortgage File of any intervening assignments required to create a complete chain of assignment to the Trustee on behalf of the Trust and a certificate stating that the original intervening assignments were sent for recordation, unless there is included in the Mortgage File a certified copy of the intervening assignment or (e) other than with respect to a Non-Serviced Trust Loan, the absence from the Servicing File of any original letter of credit.

            (b) If (x) any Mortgage Loan is subject to a Material Breach or Material Document Defect and would otherwise be required to be repurchased as contemplated by Section 5(a), (y) such Mortgage Loan is a Cross-Collateralized Mortgage Loan or is secured by a portfolio of Mortgaged Properties, and (z) the applicable Material Breach of Material Document Defect does not constitute a Material Breach or Material Document Defect, as the case may be, as to any related Cross-Collateralized Mortgage Loan or applies to only specific Mortgaged Properties in such portfolio, the Purchaser or its designee shall use reasonable efforts, subject to the terms of the related Mortgage Loans, to prepare and, to the extent necessary and appropriate, have executed by the related Mortgagor and record, such documentation as may be necessary to (i) in the case of a Cross-Collateralized Group, terminate the cross-collateralization between the Mortgage Loans in such Cross-Collateralized Group that are to be repurchased, on the one hand, and the remaining Mortgage Loans therein, on the other hand, such that those two groups of Mortgage Loans are each secured only by the Mortgaged Properties identified in the Mortgage Loan Schedule as directly corresponding thereto or (ii) in the case of Mortgage Loan secured by a portfolio of Mortgaged Properties, release the affected Mortgaged Properties from the cross-collateralization of the Mortgage Loan; provided that, if such Cross-Collateralized Group is still subject to the Pooling and Servicing Agreement, then no such termination shall be effected unless and until (i) the Purchaser or its designee has received from the Seller (A) an Opinion of Counsel to the effect that such termination or release will not cause an Adverse REMIC Event to occur with respect to any REMIC Pool or an Adverse Grantor Trust Event to occur with respect to the Grantor Trust and (B) a written confirmation from each Rating Agency that such termination or release will not cause an Adverse Rating Event to occur with respect to any Class of Certificates, (ii) the debt service coverage ratio for the four preceding calendar quarters for all of the Mortgage Loans relating to such Cross-Collateralized Group remaining is not less than 0.05x below the debt service coverage ratio for all Mortgage Loans of such Cross-Collateralized Group or Mortgaged Properties relating to such Mortgage Loan secured by a portfolio of Mortgaged Properties (including the affected Mortgage Loan) or Mortgage Loan (including the affected Mortgaged Property) set forth in the Prospectus Supplement, (iii) the loan-to-value ratio for all of the Mortgage Loans of such Cross-Collateralized Group remaining is not greater than 5% more than the loan-to-value ratio for all Mortgage Loans of such Cross-Collateralized Group or Mortgaged Properties relating to such Mortgage Loan secured by a portfolio of Mortgaged Properties (including the affected Mortgage Loan) or Mortgage Loan (including the affected Mortgaged Property) set forth in the Prospectus Supplement, and (iv) the Directing Holder (if one is acting) has consented (which consent shall not be unreasonably withheld and shall be deemed to have been given if no written objection is received by the Seller within 10 Business Days of the Directing Holder's receipt of a written request for such consent); and provided, further, that the Seller may, at its option, purchase the entire Cross-Collateralized Group or Mortgage Loan in lieu of terminating the cross-collateralization or a release of the affected Mortgaged Properties from the cross-collateralization of the Mortgage Loan. In the event that the cross-collateralization of any Cross-Collateralized Group is terminated or any Mortgaged Property related to a Mortgage Loan secured by a portfolio of Mortgaged Properties is released pursuant to this paragraph, the Seller may elect either to repurchase only the affected Cross-Collateralized Mortgage Loan or Mortgaged Properties as to which the Material Breach or Material Document Defect exists or to repurchase the aggregate Cross-Collateralized Mortgage Loans or Mortgaged Properties. All costs and expenses incurred by the Purchaser or its designee pursuant to this paragraph shall be included in the calculation of Purchase Price for the Mortgage Loan(s) to be repurchased. If the cross-collateralization of any Cross-Collateralized Group is not or cannot be terminated as contemplated by this paragraph, then, for purposes of (i) determining whether any Breach or Document Defect, as the case may be, is a Material Breach or Material Document Defect, and (ii) the application of remedies, such Cross-Collateralized Group shall be treated as a single Mortgage Loan.

            It shall be a condition to any repurchase of a Mortgage Loan by the Seller pursuant to Section 5(a) that (i) the Purchaser shall have executed and delivered such instruments of endorsement, transfer or assignment then presented to it by the Seller, in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto), to the extent that such ownership interest was transferred to the Purchaser hereunder; (ii) the Purchaser shall deliver to the Seller all portions of the Mortgage File and other documents pertaining to such Mortgage Loan; and (iii) the Purchaser shall release to the Seller any escrow payments or reserve funds held by it, or on its behalf, in respect of such Mortgage Loan. If any Mortgage Loan is to be repurchased as contemplated by
Section 5(a), the Seller shall amend the Mortgage Loan Schedule to reflect the removal of such Mortgage Loan and shall forward such amended schedule to the Purchaser.

            (c) The Seller hereby acknowledges and agrees that any modification of the Mortgage Loan pursuant to a workout, foreclosure, sale or other liquidation pursuant to, and in accordance with, the Pooling and Servicing Agreement shall not constitute a defense to any repurchase claim disputed by the Seller nor shall such modification change the Purchase Price due from the Seller for any repurchase claim. In the event of any such modification, the Seller hereby agrees to repurchase the Mortgage Loan as modified, if the Seller is required to or elects to repurchase such Mortgage Loan in accordance with the terms of this Section 5. Any sale of the related Mortgage Loan, or foreclosure upon such Mortgage Loan and sale of the successor REO Property, shall be without
(i) recourse of any kind (either expressed or implied) by such Person against the Seller and (ii) representation or warranty of any kind (either expressed or implied) by the Seller to or for the benefit of such Person.

            (d) The fact that a Material Document Defect or Material Breach is not discovered until after foreclosure (but in all instances prior to the sale of the successor REO Property or Mortgage Loan) shall not prejudice any claim against the Seller for repurchase of the REO Mortgage Loan or successor REO Property, which claim shall be made in accordance with this Section 5. If a court of competent jurisdiction issues a final order that the Seller is or was obligated to repurchase the related Mortgage Loan or the successor REO Loan or the Seller otherwise accepts liability, then, after the expiration of any applicable appeal period, but in no event later than the termination of the Trust pursuant to Section 9.01 of the Pooling and Servicing Agreement, the Seller will be obligated to pay to the Trust the difference between (i) any Liquidation Proceeds received upon such liquidation net of Liquidation Expenses and (ii) the Purchase Price; provided that the prevailing party in such action shall be entitled to recover from the other party all costs, fees and expenses (including reasonable attorneys fees) related thereto.

            (e) [Reserved].

            (f) It is understood and agreed that the obligations of the Seller set forth in Section 5(a) to cure any Material Breach or Material Document Defect or to repurchase such Mortgage Loan constitute the sole remedies available to the Purchaser with respect to any Breach or Document Defect.

            (g) Notwithstanding the foregoing, if there exists a Breach of that portion of the representation or warranty on the part of the Seller set forth in, or made pursuant to, paragraph 23 or paragraph 43 of Exhibit B to this Agreement, specifically relating to whether or not the Mortgage Loan documents or any particular Mortgage Loan document for any Mortgage Loan requires the related Mortgagor to bear the Rating Agency fees reflected in paragraph 23 or reasonable costs and expenses associated with a defeasance, as set forth in paragraph 43 (any such fees, costs or expenses, referred to herein as "Covered Costs"), then the Purchaser or its designee will direct the Seller in writing to wire transfer to the Custodial Account, within 90 days of receipt of such direction, the amount of any such reasonable costs and expenses incurred by the Trust that (i) otherwise would have been required to be paid by the Mortgagor if such representation or warranty with respect to such costs and expenses had in fact been true, as set forth in the related representation or warranty, (ii) have not been paid by the Mortgagor, (iii) are the basis of such Breach and (iv) constitute "Covered Costs." Upon payment of such costs, the Seller shall be deemed to have cured such Breach in all respects. Provided that such payment is made, this paragraph describes the sole remedy available to the Purchaser regarding any such Breach, regardless of whether it constitutes a Material Breach, and the Seller shall not be obligated to otherwise cure such Breach or repurchase the affected Mortgage Loan under any circumstances.

            (h) If during the period of time that the Underwriters are required, under applicable law, to deliver a prospectus related to the Public Certificates in connection with sales of the Public Certificates by an Underwriter or a dealer and the Seller has obtained actual knowledge of undisclosed or corrected information related to an event that occurred prior to the Closing Date, which event causes the Mortgage Loan Seller Information previously provided to be incorrect or untrue, and which directly results in a material misstatement or omission in the Prospectus Supplement, including Annex A, Annex B or Annex C thereto and the CD ROM and the Diskette included therewith (collectively, the "Public Offering Documents"), and as a result the Underwriters' legal counsel has determined that it is necessary to amend or supplement the Public Offering Documents in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or to make the Public Offering Documents in compliance with applicable law, the Seller shall (to the extent that such amendment or supplement solely relates to the Mortgage Loan Seller Information at the expense of the Seller, do all things reasonably necessary to assist the Depositor to prepare and furnish to the Underwriters, such amendments or supplements to the Public Offering Documents as may be necessary so that the statements in the Public Offering Documents, as so amended or supplemented, will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading and will comply with applicable law. All capitalized terms used in this paragraph (h) and not otherwise defined in this Agreement shall have the meanings set forth in the Indemnification Agreement.

            (i) For so long as the Trust Fund is subject to the reporting requirements of the Exchange Act, the Seller shall provide the Purchaser (or with respect to any Serviced Companion Loan that is deposited into another securitization, the depositor of such securitization) and the Trustee with any Additional Form 10-D Disclosure and any Additional Form 10-K Disclosure set forth next the Purchaser's name on Exhibit P and Exhibit Q of the Pooling and Servicing Agreement within the time periods set forth in the Pooling and Servicing Agreement.

            SECTION 6. Closing. The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft LLP, One World Financial Center, New York, New York 10281 at 10:00 A.M., New York City time, on the Closing Date.

            The Closing shall be subject to each of the following conditions:

            (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement, and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement, shall be true and correct in all material respects as of the Closing Date;

            (b) Insofar as it affects the obligations of the Seller hereunder, the Pooling and Servicing Agreement shall be in a form mutually acceptable to the Purchaser and the Seller;

            (c) All documents specified in Section 7 of this Agreement (the "Closing Documents"), in such forms as are reasonably acceptable to the Purchaser, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (d) The Seller shall have delivered and released to the Trustee (or a Custodian on its behalf), the Master Servicer and the Special Servicer all documents and funds required to be delivered to the Trustee, the Master Servicer and the Special Servicer, respectively, pursuant to Section 2 of this Agreement;

            (e) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (f) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement; and

            (g) Neither the Underwriting Agreement nor the Certificate Purchase Agreement shall have been terminated in accordance with its terms.

            Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 7. Closing Documents. The Closing Documents shall consist of the following:

            (a) This Agreement duly executed by the Purchaser and the Seller;

            (b) The Pooling and Servicing Agreement duly executed by the parties thereto;

            (c) The Indemnification Agreement duly executed by the parties thereto;

            (d) A Certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

            (e) An Officer's Certificate from an officer of the Seller, dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement, the Indemnification Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein or in the Indemnification Agreement, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents or certificates are their genuine signatures, or such other statement relating to incumbency that is acceptable to the Purchaser, the Underwriters and the Initial Purchasers;

            (f) As certified by an officer of the Seller, true and correct copies of (i) the organizational documents of the Seller, and (ii) a certificate of good standing of the Seller issued by the Secretary of State of the State of Delaware as of a recent date;

            (g) A favorable opinion of counsel to the Seller, subject to customary exceptions and carveouts, dated the Closing Date and addressed to the Purchaser, the Underwriters, the Initial Purchasers, the Rating Agencies and, upon request, the other parties to the Pooling and Servicing Agreement, together with such other opinions of such counsel as may be required by the Rating Agencies in connection with the transactions contemplated hereby;

            (h) A favorable opinion of in-house counsel to the Seller, subject to customary exceptions and carveouts, dated the Closing Date and addressed to the Purchaser, the Underwriters, the Initial Purchasers, the Rating Agencies and, upon request, the other parties to the Pooling and Servicing Agreement;

            (i) A letter of counsel of the Seller, subject to customary exceptions and carveouts, dated the Closing Date and addressed to the Underwriters, to the effect that nothing has come to such counsel's attention that would lead such counsel to believe that the Prospectus Supplement as of the date thereof or as of the Closing Date contains, with respect to the Seller or the Mortgage Loans, any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein relating to the Seller or the Mortgage Loans, in the light of the circumstances under which they were made, not misleading; and

            (j) Such further certificates, opinions and documents as the Purchaser may reasonably request.

            SECTION 8. Costs. The reasonable out-of-pocket costs and expenses incurred by the Seller, each other mortgage loan seller, the Purchaser, the Underwriters and the Initial Purchasers in connection with the securitization of the Mortgage Loans and the other transactions contemplated by this Agreement, the Underwriting Agreement and the Certificate Purchase Agreement shall be payable as set forth in a separate writing among such parties on the Closing Date.

            SECTION 9. Grant of a Security Interest. The parties hereto agree that it is their express intent that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then it is the express intent of the parties that: (i) such conveyance shall be deemed to be a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller; (ii) this Agreement shall be deemed to be a security agreement within the meaning of Articles 8 and 9 of the applicable Uniform Commercial Code; (iii) the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; (iv) the assignment to the Trustee of the interest of the Purchaser in and to the Mortgage Loans shall be deemed to be an assignment of any security interest created hereunder; (v) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes for the Mortgage Loans, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-313 of the applicable Uniform Commercial Code; and (vi) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from such persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

            SECTION 10. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

            SECTION 11. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser (and by the Purchaser to the Trustee) until the termination of the Pooling and Servicing Agreement pursuant to the terms thereof.

            SECTION 12. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

            SECTION 14. GOVERNING LAW; CONSENT TO JURISDICTION. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, APPLICABLE TO AGREEMENTS NEGOTIATED, MADE AND TO BE PERFORMED ENTIRELY IN SAID STATE. TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, THE SELLER AND THE PURCHASER EACH HEREBY IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE DEFENSE OF AN INCONVENIENT FORUM; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

            SECTION 15. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 16. Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, and their respective successors and permitted assigns.

            SECTION 17. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced. The Seller's obligations hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, unless the Seller has consented to such amendment or modification in writing.

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                       SELLER


                                       GREENWICH CAPITAL FINANCIAL PRODUCTS,
                                          INC.


                                          By: /s/ Andrew Snow
                                             -----------------------------------
                                             Name: Andrew Snow
                                             Title: Vice President


                                       Address for Notices:
                                       600 Steamboat Road
                                       Greenwich, CT
                                       Attention:  Andrew Snow
                                       Facsimile No.:  (203) 618-2134
                                       and
                                       Attention:  Paul Stevelman, Esq.
                                       Facsimile No.:  (203) 618-2132


                                       PURCHASER

                                       GREENWICH CAPITAL COMMERCIAL FUNDING
                                          CORP.

                                          By: /s/ Andrew Snow
                                             -----------------------------------
                                             Name: Andrew Snow
                                             Title: Vice President


                                       Address for Notices:

                                       600 Steamboat Road
                                       Greenwich, CT
                                       Attention:  Andrew Snow
                                       Facsimile No.:  (203) 618-2134
                                       and
                                       Attention:  Paul Stevelman, Esq.
                                       Facsimile No.:  (203) 422-4756

                                    EXHIBIT A

                             Mortgage Loan Schedule

                                   MLS - GCFP

GCCFC 06-GG7 Loan ID   GCFP Control_Number   GCFP Loan ID   Loan Name
--------------------   -------------------   ------------   ------------------------------------------
3                      05-1531               05-1531        JP Morgan International Plaza I & II
5                      05-1562               05-1562        350 Madison Avenue
7                      05-1570               05-1570        Pacific Center
11                     06-0244               06-0244        West Oaks Mall
12                     06-0070               06-0070        The Hilton Minneapolis
13                     05-0760               05-0760        The Mall at Turtle Creek
15                     05-0563               05-0563        Nemours Building
16                     06-0329               06-0329        John Marshall II
17                     06-0342               06-0342        Mount Kemble Corporate Center
19                     05-1100               05-1100        Corporate Center
20                     03-0350               03-0350        Citadel Crossing
21                     05-1322               05-1322        331 North Maple Drive
23                     05-0447               05-0447        Bass Pro Shops
24                     06-0285               06-0285        131 Spring Street
25                     06-0413               06-0413        Mohawk Hills Apartments
26                     06-0069               06-0069        3 Gannett Drive
29                     06-0058               06-0058        Two Towne Square
30                     05-1437               05-1437        Towns of Riverside
31                     06-0268               06-0268        88 Third Avenue
32                     06-0151               06-0151        Lorden Plaza
33                     06-0412               06-0412        Providence at Old Meridian
34                     05-1220               05-1220        Holiday Inn, Fishermans Wharf
35                     06-0212               06-0212        Moulton Plaza
36                     05-1156               05-1156        Fremont Marriott
37                     05-1537               05-1537        Alanza Brook Apartments
38                     06-0102               06-0102        Residence Inn Midtown Atlanta
39                     06-0507               06-0507        1544 Old Alabama Road and 900 Holcomb Road
39.01                  06-0507               06-0507        1544 Old Alabama Road
39.02                  06-0507               06-0507        900 Holcomb Road
43                     05-1508               05-1508        Anderson Station
44                     06-0160               06-0160        Tequa Festival Marketplace
45                     06-0034               06-0034        6200 Oak Tree Boulevard
46                     05-0533               05-0533        Grant & Geary Center
48                     06-0035               06-0035        107 Tom Starling Road
49                     05-0777               05-0777        Residence Inn by Marriott- Princeton, NJ
50                     05-0991               05-0991        Medinah Temple
51                     05-0302               05-0302        Price Self Storage - National
52                     06-0324               06-0324        Padonia Shopping Center
53                     05-1501               05-1501        Pleasant Hill
54                     06-0012               06-0012        Homewood Suites - Del Mar
55                     06-0039               06-0039        289 Greenwich Avenue
57                     06-0255               06-0255        Fairfax Office Building
59                     05-1491               05-1491        Silver Creek Portfolio II
59.01                  05-1491               05-1491        1005 East Spruce Street
59.02                  05-1491               05-1491        912 U.S. Highway 12
59.03                  05-1491               05-1491        2002 South Pleasant Street
59.04                  05-1491               05-1491        2405 West 7th Street
59.05                  05-1491               05-1491        3907 Beinville Road
59.06                  05-1491               05-1491        2200 North Wayne Street
59.07                  05-1491               05-1491        2050 Walton Drive
59.08                  05-1491               05-1491        771 Lost Creek Boulevard
59.09                  05-1491               05-1491        5441 South 24th Street
60                     06-0206               06-0206        Hilton Garden Inn - Las Vegas
62                     05-1393               05-1393        Mayfaire Community Center (Harris Teeter)
67                     05-0947               05-0947        Wyndham Union Station Hotel
69                     04-1504               04-1504        Hotel Los Gatos
70                     05-1498               05-1498        The Moorings
71                     05-0968               05-0968        Palm Plaza
72                     05-0957               05-0957        Chicago Industrial Portfolio
72.01                  05-0957               05-0957        1812 West Hubbard
72.02                  05-0957               05-0957        7200 Leamington
74                     06-0052               06-0052        Lackland Self Storage
75                     05-1586               05-1586        Comfort Suites Manassas
76                     06-0114               06-0114        Townplace Suites by Marriott, Campbell
77                     05-0754               05-0754        Centra Point Portfolio
77.01                  05-0754               05-0754        Centra Point Building 2
77.02                  05-0754               05-0754        Centra Point Building 8
77.03                  05-0754               05-0754        Centra Point Building 4
77.04                  05-0754               05-0754        Centra Point Building 3
78                     06-0366               06-0366        Hoffman Village Shopping Center
81                     06-0162               06-0162        Mesquite Village
82                     06-0055               06-0055        Plaza Towers
84                     06-0124               06-0124        The Marketplace
88                     05-0901               05-0901        Ebensburg Plaza
89                     06-0157               06-0157        Best Western - Charleston
90                     05-1221               05-1221        New Center Parking Decks
92                     06-0265               06-0265        Snyder Warehouse
93                     06-0121               06-0121        Galtier Plaza
95                     06-0334               06-0334        LA Fitness, Beaverton
96                     05-1553               05-1553        Biltmore Shopping Plaza
98                     05-1519               05-1519        Manchester Theater
99                     05-1418               05-1418        Southboro Executive Place
102                    06-0257               06-0257        Colony at Piper Glen I & II
107                    05-0412               05-0412        Southlake Village Retail Center
108                    06-0258               06-0258        201 Providence Road
109                    06-0392               06-0392        Eastern HIlls Center
111                    06-0252               06-0252        425 Ashley Ridge Boulevard
112                    06-0065               06-0065        85 East Colorado Boulevard
114                    06-0094               06-0094        Hampton Inn - Palm Desert
118                    05-1510               05-1510        Fair Hope
119                    06-0095               06-0095        Day Hill Village Shoppes
126                    05-1439               05-1439        South Wayne Center
127                    05-0612               05-0612        Rhett at Remount
131                    05-0514               05-0514        Trenton Shopping Center
132                    05-1499               05-1499        Tire Kingdom
133                    06-0373               06-0373        Parkway Village
134                    05-0502               05-0502        460 West Ontario Street

3-B                    05-1531               05-1531        JP Morgan International Plaza I & II
15-B                   05-0563               05-0563        Nemours Building
30-B                   05-1437               05-1437        Towns of Riverside
74-B                   06-0052               06-0052        Lackland Self Storage
77-P                   05-0754               05-0754        Centra Point Portfolio

GCCFC 06-GG7 Loan ID   Property Name                                General Property Type   Detailed Property Type
--------------------   ------------------------------------------   ---------------------   --------------------------------
3                      JP Morgan International Plaza I & II         Office                  General Urban
5                      350 Madison Avenue                           Office                  General Urban
7                      Pacific Center                               Office                  General Suburban
11                     West Oaks Mall                               Retail                  Regional Mall
12                     The Hilton Minneapolis                       Hospitality             Full Service
13                     The Mall at Turtle Creek                     Retail                  Regional Mall
15                     Nemours Building                             Office                  General Suburban
16                     John Marshall II                             Office                  General Suburban
17                     Mount Kemble Corporate Center                Office                  General Suburban
19                     Corporate Center                             Office                  General Urban
20                     Citadel Crossing                             Retail                  Anchored
21                     331 North Maple Drive                        Office                  General Urban
23                     Bass Pro Shops                               Retail                  Power Center / Big Box
24                     131 Spring Street                            Retail                  Anchored
25                     Mohawk Hills Apartments                      Multifamily             Garden
26                     3 Gannett Drive                              Office                  General Suburban
29                     Two Towne Square                             Office                  General Suburban
30                     Towns of Riverside                           Multifamily             Conventional
31                     88 Third Avenue                              Office                  General Urban
32                     Lorden Plaza                                 Retail                  Anchored
33                     Providence at Old Meridian                   Multifamily             Conventional
34                     Holiday Inn, Fishermans Wharf                Hospitality             Limited Service
35                     Moulton Plaza                                Retail                  Anchored
36                     Fremont Marriott                             Hospitality             Full Service
37                     Alanza Brook Apartments                      Multifamily             Conventional
38                     Residence Inn Midtown Atlanta                Hospitality             Limited Service
39                     1544 Old Alabama Road and 900 Holcomb Road
39.01                  1544 Old Alabama Road                        Office                  General Suburban
39.02                  900 Holcomb Road                             Office                  General Suburban
43                     Anderson Station                             Retail                  Anchored
44                     Tequa Festival Marketplace                   Retail                  Shadow Anchored
45                     6200 Oak Tree Boulevard                      Office                  General Suburban
46                     Grant & Geary Center                         Office                  General Urban
48                     107 Tom Starling Road                        Industrial              Warehouse
49                     Residence Inn by Marriott- Princeton, NJ     Hospitality             Extended Stay
50                     Medinah Temple                               Office                  General Urban
51                     Price Self Storage - National                Self-Storage            Self-Storage
52                     Padonia Shopping Center                      Retail                  Anchored
53                     Pleasant Hill                                Retail                  Anchored
54                     Homewood Suites - Del Mar                    Hospitality             Limited Service
55                     289 Greenwich Avenue                         Office                  General Suburban
57                     Fairfax Office Building                      Office                  Medical
59                     Silver Creek Portfolio II
59.01                  1005 East Spruce Street                      Retail                  Shadow Anchored
59.02                  912 U.S. Highway 12                          Retail                  Shadow Anchored
59.03                  2002 South Pleasant Street                   Retail                  Shadow Anchored
59.04                  2405 West 7th Street                         Retail                  Shadow Anchored
59.05                  3907 Beinville Road                          Retail                  Shadow Anchored
59.06                  2200 North Wayne Street                      Retail                  Shadow Anchored
59.07                  2050 Walton Drive                            Retail                  Shadow Anchored
59.08                  771 Lost Creek Boulevard                     Retail                  Shadow Anchored
59.09                  5441 South 24th Street                       Retail                  Shadow Anchored
60                     Hilton Garden Inn - Las Vegas                Hospitality             Limited Service
62                     Mayfaire Community Center (Harris Teeter)    Retail                  Anchored
67                     Wyndham Union Station Hotel                  Hospitality             Full Service
69                     Hotel Los Gatos                              Hospitality             Full Service
70                     The Moorings                                 Multifamily             Garden
71                     Palm Plaza                                   Hospitality             Limited Service
72                     Chicago Industrial Portfolio
72.01                  1812 West Hubbard                            Office                  General Urban
72.02                  7200 Leamington                              Industrial              Industrial / Warehouse w/ Office
74                     Lackland Self Storage                        Self-Storage            Self-Storage
75                     Comfort Suites Manassas                      Hospitality             Limited Service
76                     Townplace Suites by Marriott, Campbell       Hospitality             Limited Service
77                     Centra Point Portfolio
77.01                  Centra Point Building 2                      Office                  General Suburban
77.02                  Centra Point Building 8                      Office                  General Suburban
77.03                  Centra Point Building 4                      Office                  General Suburban
77.04                  Centra Point Building 3                      Office                  General Suburban
78                     Hoffman Village Shopping Center              Retail                  Anchored
81                     Mesquite Village                             Multifamily             Garden
82                     Plaza Towers                                 Hospitality             Full Service
84                     The Marketplace                              Retail                  Anchored
88                     Ebensburg Plaza                              Retail                  Anchored
89                     Best Western - Charleston                    Hospitality             Full Service
90                     New Center Parking Decks                     Other                   Parking Garage
92                     Snyder Warehouse                             Industrial              Warehouse
93                     Galtier Plaza                                Office                  General Urban
95                     LA Fitness, Beaverton                        Retail                  Power Center / Big Box
96                     Biltmore Shopping Plaza                      Retail                  Unanchored
98                     Manchester Theater                           Retail                  Single Tenant
99                     Southboro Executive Place                    Office                  General Suburban
102                    Colony at Piper Glen I & II                  Office                  General Suburban
107                    Southlake Village Retail Center              Retail                  Shadow Anchored
108                    201 Providence Road                          Office                  General Suburban
109                    Eastern HIlls Center                         Retail                  Unanchored
111                    425 Ashley Ridge Boulevard                   Office                  General Suburban
112                    85 East Colorado Boulevard                   Retail                  Unanchored
114                    Hampton Inn - Palm Desert                    Hospitality             Limited Service
118                    Fair Hope                                    Retail                  Unanchored
119                    Day Hill Village Shoppes                     Retail                  Unanchored
126                    South Wayne Center                           Industrial              Warehouse
127                    Rhett at Remount                             Retail                  Anchored
131                    Trenton Shopping Center                      Retail                  Anchored
132                    Tire Kingdom                                 Retail                  Single Tenant
133                    Parkway Village                              Retail                  Unanchored
134                    460 West Ontario Street                      Retail                  Unanchored

3-B                    JP Morgan International Plaza I & II
15-B                   Nemours Building
30-B                   Towns of Riverside
74-B                   Lackland Self Storage
77-P                   Centra Point Portfolio

GCCFC 06-GG7 Loan ID   Address                                                       City                   County
--------------------   -----------------------------------------------------------   --------------------   --------------
3                      14201 & 14221 Dallas North Tollway                            Farmers Branch         Dallas
5                      350 Madison Avenue                                            New York               New York
7                      1455 Frazee Road and 1615 Murray Canyon Road                  San Diego              San Diego
11                     1000 West Oaks Mall                                           Houston                Harris
12                     1001 Marquette Avenue                                         Minneapolis            Hennepin
13                     Highland Drive and Stadium Boulevard                          Jonesboro              Craighead
15                     1007 North Orange Street                                      Wilmington             New Castle
16                     8283B Greensboro Drive                                        Mclean                 Fairfax
17                     350-360 Mount Kemble Avenue                                   Morristown             Morris
19                     110 East Broward Boulevard                                    Fort Lauderdale        Broward
20                     501-975 Academy Boulevard                                     Colorado Springs       El Paso
21                     331 North Maple Drive                                         Beverly Hills          Los Angeles
23                     7800 Victoria Gardens Lane                                    Rancho Cucamonga       San Bernardino
24                     131 Spring Street                                             New York               New York
25                     945 Mohawk Hills Drive                                        Carmel                 Hamilton
26                     3 Gannett Drive                                               Harrison               Westchester
29                     2 Towne Square                                                Southfield             Oakland
30                     2803 Riverside Parkway                                        Grand Prairie          Tarrant
31                     88 Third Avenue                                               Brooklyn               Kings
32                     586 Nashua Street                                             Milford                Hillsborough
33                     300 Providence Boulevard                                      Carmel                 Hamilton
34                     550 North Point Street                                        San Francisco          San Francisco
35                     23641 Moulton Parkway                                         Laguna Hills           Orange
36                     46100 Landing Parkway                                         Fremont                Alameda
37                     3030 Dunvale Road                                             Houston                Harris
38                     1365 Peachtree Street                                         Atlanta                Fulton
39
39.01                  1544 Old Alabama Road                                         Roswell                Fulton
39.02                  900 Holcomb Road                                              Roswell                Fulton
43                     100-174 Station Drive                                         Anderson               Anderson
44                     7000 Highway 179                                              Sedona                 Yavapai
45                     6200 Oak Tree Boulevard                                       Independence           Cuyahoga
46                     77 Geary Street                                               San Francisco          San Francisco
48                     107 Tom Starling Road                                         Fayetteville           Cumberland
49                     3563 US Route 1 South                                         Princeton              Mercer
50                     600 North Wabash                                              Chicago                Cook
51                     10151 National Boulevard                                      Los Angeles            Los Angeles
52                     Padonia Road and York Road                                    Timonium               Baltimore
53                     3250 Buskirk Avenue                                           Pleasant Hill          Contra Costa
54                     11025 Vista Sorrento Parkway                                  Del Mar                San Diego
55                     289 Greenwich Avenue                                          Greenwich              Fairfield
57                     10710 Midlothian Turnpike                                     Richmond               Chesterfield
59
59.01                  1005 East Spruce Street                                       Mitchell               Davison
59.02                  912 U.S. Highway 12                                           Baraboo                Sauk
59.03                  2002 South Pleasant Street                                    Springdale             Washington
59.04                  2405 West 7th Street                                          Joplin                 Jasper
59.05                  3907 Beinville Road                                           Ocean Spring           Jackson
59.06                  2200 North Wayne Street                                       Angola                 Steuben
59.07                  2050 Walton Drive                                             Jackson                Cape Girardeau
59.08                  771 Lost Creek Boulevard                                      Lima                   Allen
59.09                  5441 South 24th Street                                        Fort Smith             Sebastian
60                     7830 South Las Vegas Boulevard                                Las Vegas              Clark
62                     1120-1138 Military Cutoff                                     Wilmington             New Hanover
67                     1001 Broadway                                                 Nashville              Davidson
69                     210 East Main Street                                          Los Gatos              Santa Clara
70                     601 Enterprise                                                League City            Galveston
71                     3301 & 3309 South Atlantic Avenue                             Daytona Beach Shores   Volusia
72
72.01                  1812 West Hubbard                                             Chicago                Cook
72.02                  7200 Leamington                                               Bedford Park           Cook
74                     2425 Tonnelle Avenue                                          North Bergen           Hudson
75                     7350 Williamson Boulevard                                     Manassas               Manassas
76                     700 East Campbell Avenue                                      Campbell               Santa Clara
77
77.01                  8337 West Sunset Road                                         Las Vegas              Clark
77.02                  8301 West Sunset Road                                         Las Vegas              Clark
77.03                  8311 West Sunset Road                                         Las Vegas              Clark
77.04                  8329 West Sunset Road                                         Las Vegas              Clark
78                     Hoffman Road & Gaston Day School Road                         Gastonia               Gaston
81                     2605 Franklin Road                                            Mesquite               Dallas
82                     11 Monroe Avenue NW                                           Grand Rapids           Kent
84                     981 US Highway 280                                            Alexander City         Tallapoosa
88                     881 Hills Plaza Drive                                         Ebensburg              Cambria
89                     250 Spring Street                                             Charleston             Charleston
90                     116 Lothrop Avenue and 6540 Cass Avenue                       Detroit                Wayne
92                     1711-1755 North Powerline Road                                Pompano Beach          Broward
93                     380 Jackson Street                                            St. Paul               Ramsey
95                     2800 SW Hocken Avenue                                         Beaverton              Washington
96                     11300 NW 87th Court                                           Hialeah Gardens        Miami-Dade
98                     1935 Cinema Drive                                             Rock Hill              York
99                     352 Turnpike Street                                           Southborough           Worcester
102                    7810 Ballantyne Commons Parkway                               Charlotte              Mecklenburg
107                    4524 Southlake Parkway                                        Hoover                 Shelby
108                    201 Providence Road                                           Charlotte              Mecklenburg
109                    10895 S. Eastern Avenue                                       Henderson              Clark
111                    425 Ashley Ridge Boulevard                                    Shreveport             Caddo
112                    85 East Colorado Boulevard                                    Pasadena               Los Angeles
114                    74-900 Gerald Ford Drive                                      Palm Desert            Riverside
118                    800-802 Fair Oaks & 1605 Hope Street                          South Pasadena         Los Angeles
119                    555 Day Hill Road                                             Windsor                Hartford
126                    38500-38680 Michigan Avenue and 3760-3769 Commerce Court      Wayne                  Wayne
127                    1213 Remount Road                                             North Charleston       Charleston
131                    4651 - 4665 Highway 136 West                                  Trenton                Dade
132                    7390 52nd Place East                                          Bradenton              Manatee
133                    1233, 1235 and 1237 Parkway Drive                             Blackfoot              Bingham
134                    460 West Ontario Street (a.k.a. 645 North Kingsbury Street)   Chicago                Cook

3-B
15-B
30-B
74-B
77-P

GCCFC 06-GG7 Loan ID  State           Zip Code  Original Balance  Cut-off Date Balance  Monthly Debt Service  Gross Interest Rate
--------------------  --------------  --------  ----------------  --------------------  --------------------  -------------------
3                     Texas              75254   $194,250,000.00       $194,060,178.27           $947,663.12               4.9400%
5                     New York           10017   $180,000,000.00       $180,000,000.00           $851,666.67               5.6000%
7                     California         92108   $121,200,000.00       $121,200,000.00           $589,778.56               5.7594%
11                    Texas              77082    $86,000,000.00        $86,000,000.00           $557,642.63               7.4400%
12                    Minnesota          55403    $83,000,000.00        $83,000,000.00           $432,685.53               6.1700%
13                    Arkansas           72401    $80,750,000.00        $80,750,000.00           $512,361.41               6.5370%
15                    Delaware           19801    $58,600,000.00        $58,600,000.00           $410,221.33               7.5120%
16                    Virginia           22102    $54,300,000.00        $54,300,000.00           $318,261.20               5.7900%
17                    New Jersey         07960    $44,500,000.00        $44,500,000.00           $230,590.86               6.1330%
19                    Florida            33301    $40,000,000.00        $40,000,000.00           $234,624.80               5.7970%
20                    Colorado           80909    $36,000,000.00        $36,000,000.00           $218,507.05               6.1150%
21                    California         90210    $34,000,000.00        $34,000,000.00           $206,257.89               6.1100%
23                    California         91730    $32,000,000.00        $32,000,000.00           $192,638.66               6.0380%
24                    New York           10012    $30,000,000.00        $30,000,000.00           $185,261.83               6.2780%
25                    Indiana            46032    $29,500,000.00        $29,500,000.00           $160,515.51               6.4400%
26                    New York           10604    $28,800,000.00        $28,800,000.00           $174,433.50               6.0950%
29                    Michigan           48076    $28,000,000.00        $28,000,000.00           $172,424.49               6.2513%
30                    Texas              75050    $27,900,000.00        $27,900,000.00           $157,975.79               5.4750%
31                    New York           11217    $27,000,000.00        $27,000,000.00           $162,573.65               6.0400%
32                    New Hampshire      03055    $26,000,000.00        $26,000,000.00           $127,917.29               5.8230%
33                    Indiana            46032    $25,500,000.00        $25,500,000.00           $129,486.28               6.0100%
34                    California         94133    $25,000,000.00        $25,000,000.00           $153,117.24               6.2000%
35                    California         92653    $24,300,000.00        $24,300,000.00           $142,968.08               5.8250%
36                    California         94538    $24,000,000.00        $24,000,000.00           $146,370.17               6.1600%
37                    Texas              77063    $23,000,000.00        $23,000,000.00           $130,230.94               5.4750%
38                    Georgia            30309    $23,000,000.00        $23,000,000.00           $155,585.21               6.5200%
39                                                $22,500,000.00        $22,500,000.00           $165,516.27               7.9650%
39.01                 Georgia            30076
39.02                 Georgia            30075
43                    South Carolina     29621    $21,565,000.00        $21,565,000.00           $126,464.64               5.7950%
44                    Arizona            86351    $20,300,000.00        $20,300,000.00           $132,543.71               6.8150%
45                    Ohio               44131    $20,200,000.00        $20,200,000.00           $119,994.59               5.9140%
46                    California         94108    $20,000,000.00        $19,980,373.82           $120,876.18               6.0750%
48                    North Carolina     28306    $19,300,000.00        $19,300,000.00           $121,507.21               6.4620%
49                    New Jersey         08540    $19,000,000.00        $19,000,000.00           $111,676.74               5.8160%
50                    Illinois           60611    $19,000,000.00        $19,000,000.00           $116,369.11               6.2000%
51                    California         90034    $19,000,000.00        $18,903,908.65           $113,584.99               5.9730%
52                    Maryland           21093    $17,700,000.00        $17,700,000.00           $111,387.59               6.4580%
53                    California         94523    $17,500,000.00        $17,500,000.00           $101,104.78               5.6580%
54                    California         92130    $17,000,000.00        $17,000,000.00           $109,753.64               6.7050%
55                    Connecticut        06830    $17,000,000.00        $17,000,000.00           $100,441.94               5.8640%
57                    Virginia           23235    $16,000,000.00        $16,000,000.00            $97,580.12               6.1600%
59                                                $15,510,000.00        $15,510,000.00            $85,441.43               6.5200%
59.01                 South Dakota       57301
59.02                 Wisconsin          53913
59.03                 Arkansas           72764
59.04                 Missouri           64801
59.05                 Mississippi        39564
59.06                 Indiana            46703
59.07                 Missouri           63755
59.08                 Ohio               45804
59.09                 Arkansas           72901
60                    Nevada             89123    $15,000,000.00        $15,000,000.00           $100,997.04               7.1190%
62                    North Carolina     28405    $14,000,000.00        $14,000,000.00            $86,018.38               6.2300%
67                    Tennessee          37203    $12,500,000.00        $12,500,000.00            $91,157.75               7.3500%
69                    California         95030    $12,000,000.00        $11,966,997.35            $81,755.37               7.2370%
70                    Texas              77573    $11,900,000.00        $11,900,000.00            $67,716.29               5.5200%
71                    Florida            32118    $11,700,000.00        $11,588,240.09            $70,599.38               6.0600%
72                                                $11,200,000.00        $11,200,000.00            $75,834.83               7.1750%
72.01                 Illinois           60622
72.02                 Illinois           60638
74                    New Jersey         07047    $10,600,000.00        $10,600,000.00            $73,031.04               7.3500%
75                    Virginia           20109    $10,500,000.00        $10,500,000.00            $68,941.12               6.2000%
76                    California         95008    $10,000,000.00        $10,000,000.00            $66,648.53               6.3600%
77                                                 $9,400,000.00         $9,372,676.53           $218,136.17               5.8800%
77.01                 Nevada             89113
77.02                 Nevada             89113
77.03                 Nevada             89113
77.04                 Nevada             89113
78                    North Carolina     28054     $9,350,000.00         $9,350,000.00            $57,904.43               6.3050%
81                    Texas              75150     $8,600,000.00         $8,600,000.00            $51,119.85               5.9200%
82                    Michigan           49503     $8,550,000.00         $8,550,000.00            $59,013.56               6.7390%
84                    Alabama            35010     $8,500,000.00         $8,500,000.00            $54,905.02               6.7100%
88                    Pennsylvania       15931     $7,875,000.00         $7,875,000.00            $47,391.95               6.0350%
89                    South Carolina     29403     $7,800,000.00         $7,800,000.00            $56,228.27               7.2200%
90                    Michigan           48202     $7,687,500.00         $7,610,151.73            $49,108.60               5.9100%
92                    Florida            33069     $7,500,000.00         $7,500,000.00            $46,898.21               6.3970%
93                    Minnesota          55101     $7,500,000.00         $7,500,000.00            $46,947.32               6.4070%
95                    Oregon             97005     $7,000,000.00         $7,000,000.00            $42,419.64               6.1000%
96                    Florida            33018     $7,000,000.00         $6,973,634.94            $41,474.77               5.8900%
98                    South Carolina     29730     $6,800,000.00         $6,761,889.26            $48,692.99               6.2930%
99                    Massachusetts      01772     $6,700,000.00         $6,700,000.00            $39,654.44               5.8800%
102                   North Carolina     28277     $5,700,000.00         $5,694,699.17            $35,482.33               6.3540%
107                   Alabama            35244     $5,000,000.00         $4,933,304.01            $28,956.68               5.6800%
108                   North Carolina     28207     $4,850,000.00         $4,845,088.09            $28,798.16               5.9100%
109                   Nevada             89052     $4,818,000.00         $4,818,000.00            $30,316.92               6.4570%
111                   Louisiana          71106     $4,650,000.00         $4,645,661.40            $28,894.48               6.3370%
112                   California         91105     $4,200,000.00         $4,200,000.00            $25,108.26               5.9730%
114                   California         92211     $4,175,000.00         $4,169,652.29            $28,887.75               6.7660%
118                   California         91030     $3,700,000.00         $3,700,000.00            $22,031.36               5.9360%
119                   Connecticut        06095     $3,500,000.00         $3,500,000.00            $20,336.20               5.7100%
126                   Michigan           48184     $2,400,000.00         $2,393,470.43            $14,686.80               6.1920%
127                   South Carolina     29406     $2,400,000.00         $2,377,273.45            $13,702.32               5.5500%
131                   Georgia            30752     $1,880,000.00         $1,858,681.42            $10,852.03               5.6500%
132                   Florida            34203     $1,350,000.00         $1,347,277.84            $10,139.29               6.5930%
133                   Idaho              83221     $1,300,000.00         $1,298,851.47             $8,318.03               6.6180%
134                   Illinois           60610     $1,300,000.00         $1,282,730.60             $7,545.21               5.7000%

3-B                                               $30,750,000.00        $30,750,000.00
15-B                                               $5,000,000.00         $5,000,000.00
30-B                                              $12,200,000.00         $5,900,000.00
74-B                                               $1,185,000.00         $1,185,000.00
77-P                                              $28,400,000.00        $28,245,074.45

GCCFC 06-GG7 Loan ID   Seasoning   Original Term to Maturity (mos.)   Stated Remaining Term to Maturity (mos.)
--------------------   ---------   --------------------------------   ----------------------------------------
3                              3                                122                                        119
5                              5                                120                                        115
7                              2                                120                                        118
11                             0                                 84                                         84
12                             3                                 60                                         57
13                             1                                120                                        119
15                             1                                120                                        119
16                             2                                120                                        118
17                             0                                120                                        120
19                             3                                120                                        117
20                             7                                 60                                         53
21                             3                                120                                        117
23                             0                                120                                        120
24                             0                                120                                        120
25                             0                                 60                                         60
26                             3                                120                                        117
29                             0                                120                                        120
30                             5                                120                                        115
31                             4                                120                                        116
32                             2                                120                                        118
33                             0                                 60                                         60
34                             6                                120                                        114
35                             2                                120                                        118
36                             9                                 60                                         51
37                             4                                120                                        116
38                             3                                 60                                         57
39                             0                                120                                        120
39.01
39.02
43                             6                                120                                        114
44                             1                                120                                        119
45                             3                                120                                        117
46                             1                                120                                        119
48                             1                                120                                        119
49                             1                                120                                        119
50                             1                                120                                        119
51                             5                                120                                        115
52                             1                                120                                        119
53                             3                                120                                        117
54                             1                                120                                        119
55                             3                                120                                        117
57                             0                                120                                        120
59                             2                                 60                                         58
59.01
59.02
59.03
59.04
59.05
59.06
59.07
59.08
59.09
60                             0                                120                                        120
62                             0                                120                                        120
67                            10                                 84                                         74
69                             4                                 60                                         56
70                             5                                120                                        115
71                            10                                 60                                         50
72                             4                                 60                                         56
72.01
72.02
74                             2                                120                                        118
75                             4                                120                                        116
76                             3                                120                                        117
77                             3                                118                                        115
77.01
77.02
77.03
77.04
78                             0                                120                                        120
81                             3                                120                                        117
82                             2                                120                                        118
84                             1                                120                                        119
88                             8                                120                                        112
89                             2                                 66                                         64
90                             7                                120                                        113
92                             1                                120                                        119
93                             0                                120                                        120
95                             2                                120                                        118
96                             4                                120                                        116
98                             3                                120                                        117
99                             6                                 84                                         78
102                            1                                120                                        119
107                           13                                120                                        107
108                            1                                120                                        119
109                            0                                120                                        120
111                            1                                120                                        119
112                            3                                120                                        117
114                            1                                120                                        119
118                            4                                120                                        116
119                            3                                120                                        117
126                            3                                120                                        117
127                            9                                120                                        111
131                           11                                120                                        109
132                            1                                120                                        119
133                            1                                120                                        119
134                           13                                120                                        107

3-B                            3                                122                                        119
15-B                           1                                120                                        119
30-B                           5                                120                                        115
74-B                           2                                120                                        118
77-P                           3                                118                                        115

GCCFC 06-GG7 Loan ID   Original Interest Only Term (mos.)   Original Amortization Term (mos.)
--------------------   ----------------------------------   ---------------------------------
3                                                       1                                   0
5                                                     120                                 115
7                                                     120                                 118
11                                                      0                                   0
12                                                     60                                  57
13                                                     60                                  59
15                                                     24                                  23
16                                                     60                                  58
17                                                    120                                 120
19                                                     60                                  57
20                                                     18                                  11
21                                                     60                                  57
23                                                     12                                  12
24                                                     60                                  60
25                                                     60                                  60
26                                                     36                                  33
29                                                     36                                  36
30                                                     84                                  79
31                                                     41                                  37
32                                                    120                                 118
33                                                     60                                  60
34                                                     24                                  18
35                                                     36                                  34
36                                                     36                                  27
37                                                     84                                  80
38                                                     30                                  27
39                                                      0                                   0
39.01
39.02
43                                                     84                                  78
44                                                     60                                  59
45                                                     24                                  21
46                                                      0                                   0
48                                                     24                                  23
49                                                     24                                  23
50                                                     36                                  35
51                                                      0                                   0
52                                                     36                                  35
53                                                     24                                  21
54                                                     24                                  23
55                                                     60                                  57
57                                                     36                                  36
59                                                     60                                  58
59.01
59.02
59.03
59.04
59.05
59.06
59.07
59.08
59.09
60                                                     24                                  24
62                                                     36                                  36
67                                                     24                                  14
69                                                      0                                   0
70                                                     84                                  79
71                                                      0                                   0
72                                                     12                                   8
72.01
72.02
74                                                     60                                  58
75                                                      6                                   2
76                                                     24                                  21
77                                                      0                                   0
77.01
77.02
77.03
77.04
78                                                      0                                   0
81                                                     60                                  57
82                                                     84                                  82
84                                                     36                                  35
88                                                     24                                  16
89                                                     24                                  22
90                                                      0                                   0
92                                                     48                                  47
93                                                     24                                  24
95                                                     36                                  34
96                                                      0                                   0
98                                                      0                                   0
99                                                     24                                  18
102                                                     0                                   0
107                                                     0                                   0
108                                                     0                                   0
109                                                    24                                  24
111                                                     0                                   0
112                                                    60                                  57
114                                                     0                                   0
118                                                    36                                  32
119                                                    36                                  33
126                                                     0                                   0
127                                                     0                                   0
131                                                     0                                   0
132                                                     0                                   0
133                                                     0                                   0
134                                                     0                                   0

3-B                                                     1                                   0
15-B                                                   24                                  23
30-B                                                   84                                  79
74-B                                                   60                                  58
77-P                                                    0                                   0

GCCFC 06-GG7 Loan ID   Remaining Interest Only Period (mos.)   Remaining Amortization Term (mos.)
--------------------   -------------------------------------   ----------------------------------
3                                                        388                                  386
5                                                         NA                                   NA
7                                                         NA                                   NA
11                                                       503                                  503
12                                                        NA                                   NA
13                                                       360                                  360
15                                                       360                                  360
16                                                       360                                  360
17                                                        NA                                   NA
19                                                       360                                  360
20                                                       360                                  360
21                                                       360                                  360
23                                                       360                                  360
24                                                       360                                  360
25                                                        NA                                   NA
26                                                       360                                  360
29                                                       360                                  360
30                                                       360                                  360
31                                                       360                                  360
32                                                        NA                                   NA
33                                                        NA                                   NA
34                                                       360                                  360
35                                                       360                                  360
36                                                       360                                  360
37                                                       360                                  360
38                                                       300                                  300
39                                                       285                                  285
39.01
39.02
43                                                       360                                  360
44                                                       360                                  360
45                                                       360                                  360
46                                                       360                                  359
48                                                       360                                  360
49                                                       360                                  360
50                                                       360                                  360
51                                                       360                                  355
52                                                       360                                  360
53                                                       360                                  360
54                                                       360                                  360
55                                                       360                                  360
57                                                       360                                  360
59                                                        NA                                   NA
59.01
59.02
59.03
59.04
59.05
59.06
59.07
59.08
59.09
60                                                       360                                  360
62                                                       360                                  360
67                                                       300                                  300
69                                                       360                                  356
70                                                       360                                  360
71                                                       360                                  350
72                                                       360                                  360
72.01
72.02
74                                                       360                                  360
75                                                       300                                  300
76                                                       300                                  300
77                                                       360                                  357
77.01
77.02
77.03
77.04
78                                                       360                                  360
81                                                       360                                  360
82                                                       300                                  300
84                                                       360                                  360
88                                                       360                                  360
89                                                       300                                  300
90                                                       300                                  293
92                                                       360                                  360
93                                                       360                                  360
95                                                       360                                  360
96                                                       360                                  356
98                                                       252                                  249
99                                                       360                                  360
102                                                      360                                  359
107                                                      360                                  347
108                                                      360                                  359
109                                                      360                                  360
111                                                      360                                  359
112                                                      360                                  360
114                                                      300                                  299
118                                                      360                                  360
119                                                      360                                  360
126                                                      360                                  357
127                                                      360                                  351
131                                                      360                                  349
132                                                      240                                  239
133                                                      360                                  359
134                                                      360                                  347

3-B                                                      388                                  386
15-B                                                     360                                  360
30-B                                                     360                                  360
74-B                                                     360                                  360
77-P                                                     360                                  357

GCCFC 06-GG7 Loan ID   Interest Accrual Method (Actual/360 or 30/360)   Administrative Fee Rate    Master Servicing Fee
--------------------   ----------------------------------------------   -----------------------    --------------------
3                      Actual/360                                                       0.02059%                0.01000%
5                      Actual/360                                                       0.02059%                0.01000%
7                      Actual/360                                                       0.02059%                0.01000%
11                     Actual/360                                                       0.02059%                0.01000%
12                     Actual/360                                                       0.02059%                0.01000%
13                     Actual/360                                                       0.02059%                0.01000%
15                     Actual/360                                                       0.02059%                0.01000%
16                     Actual/360                                                       0.04059%                0.01000%
17                     Actual/360                                                       0.02059%                0.01000%
19                     Actual/360                                                       0.02059%                0.01000%
20                     Actual/360                                                       0.02059%                0.01000%
21                     Actual/360                                                       0.02059%                0.01000%
23                     Actual/360                                                       0.02059%                0.01000%
24                     Actual/360                                                       0.02059%                0.01000%
25                     Actual/360                                                       0.02059%                0.01000%
26                     Actual/360                                                       0.02059%                0.01000%
29                     Actual/360                                                       0.02059%                0.01000%
30                     Actual/360                                                       0.02059%                0.01000%
31                     Actual/360                                                       0.00059%                0.00000%
32                     Actual/360                                                       0.02059%                0.01000%
33                     Actual/360                                                       0.02059%                0.01000%
34                     Actual/360                                                       0.02059%                0.01000%
35                     Actual/360                                                       0.02059%                0.01000%
36                     Actual/360                                                       0.02059%                0.01000%
37                     Actual/360                                                       0.02059%                0.01000%
38                     Actual/360                                                       0.02059%                0.01000%
39                     Actual/360                                                       0.02059%                0.01000%
39.01
39.02
43                     Actual/360                                                       0.02059%                0.01000%
44                     Actual/360                                                       0.02059%                0.01000%
45                     Actual/360                                                       0.02059%                0.01000%
46                     Actual/360                                                       0.02059%                0.01000%
48                     Actual/360                                                       0.06059%                0.01000%
49                     Actual/360                                                       0.02059%                0.01000%
50                     Actual/360                                                       0.02059%                0.01000%
51                     Actual/360                                                       0.02059%                0.01000%
52                     Actual/360                                                       0.02059%                0.01000%
53                     Actual/360                                                       0.02059%                0.01000%
54                     Actual/360                                                       0.02059%                0.01000%
55                     Actual/360                                                       0.02059%                0.01000%
57                     Actual/360                                                       0.02059%                0.01000%
59                     Actual/360                                                       0.02059%                0.01000%
59.01
59.02
59.03
59.04
59.05
59.06
59.07
59.08
59.09
60                     Actual/360                                                       0.02059%                0.01000%
62                     Actual/360                                                       0.02059%                0.01000%
67                     Actual/360                                                       0.02059%                0.01000%
69                     Actual/360                                                       0.02059%                0.01000%
70                     Actual/360                                                       0.02059%                0.01000%
71                     Actual/360                                                       0.02059%                0.01000%
72                     Actual/360                                                       0.02059%                0.01000%
72.01
72.02
74                     Actual/360                                                       0.02059%                0.01000%
75                     Actual/360                                                       0.02059%                0.01000%
76                     Actual/360                                                       0.02059%                0.01000%
77                     Actual/360                                                       0.02059%                0.01000%
77.01
77.02
77.03
77.04
78                     Actual/360                                                       0.02059%                0.01000%
81                     Actual/360                                                       0.02059%                0.01000%
82                     Actual/360                                                       0.02059%                0.01000%
84                     Actual/360                                                       0.02059%                0.01000%
88                     Actual/360                                                       0.02059%                0.01000%
89                     Actual/360                                                       0.02059%                0.01000%
90                     Actual/360                                                       0.02059%                0.01000%
92                     Actual/360                                                       0.05059%                0.01000%
93                     Actual/360                                                       0.02059%                0.01000%
95                     Actual/360                                                       0.02059%                0.01000%
96                     Actual/360                                                       0.02059%                0.01000%
98                     Actual/360                                                       0.02059%                0.01000%
99                     Actual/360                                                       0.02059%                0.01000%
102                    Actual/360                                                       0.02059%                0.01000%
107                    Actual/360                                                       0.02059%                0.01000%
108                    Actual/360                                                       0.02059%                0.01000%
109                    Actual/360                                                       0.02059%                0.01000%
111                    Actual/360                                                       0.02059%                0.01000%
112                    Actual/360                                                       0.02059%                0.01000%
114                    Actual/360                                                       0.02059%                0.01000%
118                    Actual/360                                                       0.02059%                0.01000%
119                    Actual/360                                                       0.02059%                0.01000%
126                    Actual/360                                                       0.02059%                0.01000%
127                    Actual/360                                                       0.02059%                0.01000%
131                    Actual/360                                                       0.02059%                0.01000%
132                    Actual/360                                                       0.02059%                0.01000%
133                    Actual/360                                                       0.02059%                0.01000%
134                    Actual/360                                                       0.02059%                0.01000%

3-B                    Actual/360                                                       0.01000%                0.00000%
15-B                   Actual/360                                                       0.01000%                0.00000%
30-B                   Actual/360                                                       0.00000%                0.00000%
74-B                   Actual/360                                                       0.01000%                0.00000%
77-P                   Actual/360                                                       0.01000%                0.00000%

GCCFC 06-GG7 Loan ID   Primary Servicing Fee    Ownership Interest (Fee/Leasehold)   Mortgage Loan Seller   Originator
--------------------   ---------------------    ----------------------------------   --------------------   ----------
3                                    0.01000%   Fee Simple                           GCFP                   GCFP
5                                    0.01000%   Fee Simple                           GCFP                   GCFP
7                                    0.01000%   Fee Simple                           GCFP                   GCFP
11                                   0.01000%   Fee Simple                           GCFP                   GCFP
12                                   0.01000%   Leasehold                            GCFP                   GCFP
13                                   0.01000%   Fee Simple                           GCFP                   GCFP
15                                   0.01000%   Leasehold                            GCFP                   GCFP
16                                   0.03000%   Fee Simple                           GCFP                   GCFP
17                                   0.01000%   Fee Simple                           GCFP                   GCFP
19                                   0.01000%   Leasehold                            GCFP                   GCFP
20                                   0.01000%   Fee Simple                           GCFP                   GCFP
21                                   0.01000%   Fee Simple                           GCFP                   GCFP
23                                   0.01000%   Fee Simple                           GCFP                   GCFP
24                                   0.01000%   Fee Simple                           GCFP                   GCFP
25                                   0.01000%   Fee Simple                           GCFP                   GCFP
26                                   0.01000%   Fee Simple                           GCFP                   GCFP
29                                   0.01000%   Fee Simple                           GCFP                   GCFP
30                                   0.01000%   Fee Simple                           GCFP                   GCFP
31                                   0.00000%   Fee Simple                           GCFP                   Petra
32                                   0.01000%   Fee Simple                           GCFP                   GCFP
33                                   0.01000%   Fee Simple                           GCFP                   GCFP
34                                   0.01000%   Fee Simple                           GCFP                   GCFP
35                                   0.01000%   Fee Simple                           GCFP                   GCFP
36                                   0.01000%   Fee Simple                           GCFP                   GCFP
37                                   0.01000%   Fee Simple                           GCFP                   GCFP
38                                   0.01000%   Fee Simple                           GCFP                   GCFP
39                                   0.01000%                                        GCFP                   GCFP
39.01                                           Fee Simple
39.02                                           Fee Simple
43                                   0.01000%   Fee Simple                           GCFP                   GCFP
44                                   0.01000%   Fee Simple                           GCFP                   GCFP
45                                   0.01000%   Fee Simple                           GCFP                   GCFP
46                                   0.01000%   Leasehold                            GCFP                   GCFP
48                                   0.05000%   Fee Simple                           GCFP                   GCFP
49                                   0.01000%   Fee Simple                           GCFP                   GCFP
50                                   0.01000%   Fee Simple                           GCFP                   GCFP
51                                   0.01000%   Fee Simple                           GCFP                   GCFP
52                                   0.01000%   Fee Simple                           GCFP                   GCFP
53                                   0.01000%   Fee Simple                           GCFP                   GCFP
54                                   0.01000%   Fee Simple                           GCFP                   GCFP
55                                   0.01000%   Fee Simple                           GCFP                   GCFP
57                                   0.01000%   Fee Simple                           GCFP                   GCFP
59                                   0.01000%                                        GCFP                   GCFP
59.01                                           Fee Simple
59.02                                           Fee Simple
59.03                                           Fee Simple
59.04                                           Fee Simple
59.05                                           Fee Simple
59.06                                           Fee Simple
59.07                                           Fee Simple
59.08                                           Fee Simple
59.09                                           Fee Simple
60                                   0.01000%   Fee Simple                           GCFP                   GCFP
62                                   0.01000%   Fee Simple                           GCFP                   GCFP
67                                   0.01000%   Leasehold                            GCFP                   GCFP
69                                   0.01000%   Fee Simple                           GCFP                   GCFP
70                                   0.01000%   Fee Simple                           GCFP                   GCFP
71                                   0.01000%   Fee Simple                           GCFP                   GCFP
72                                   0.01000%                                        GCFP                   GCFP
72.01                                           Fee Simple
72.02                                           Fee Simple
74                                   0.01000%   Fee Simple                           GCFP                   GCFP
75                                   0.01000%   Fee Simple                           GCFP                   GCFP
76                                   0.01000%   Fee Simple                           GCFP                   GCFP
77                                   0.01000%                                        GCFP                   GCFP
77.01                                           Fee Simple
77.02                                           Fee Simple
77.03                                           Fee Simple
77.04                                           Fee Simple
78                                   0.01000%   Fee Simple                           GCFP                   GCFP
81                                   0.01000%   Fee Simple                           GCFP                   GCFP
82                                   0.01000%   Fee Simple                           GCFP                   GCFP
84                                   0.01000%   Fee Simple                           GCFP                   GCFP
88                                   0.01000%   Fee Simple                           GCFP                   GCFP
89                                   0.01000%   Fee Simple / Leasehold               GCFP                   GCFP
90                                   0.01000%   Fee Simple                           GCFP                   GCFP
92                                   0.04000%   Fee Simple                           GCFP                   GCFP
93                                   0.01000%   Fee Simple                           GCFP                   GCFP
95                                   0.01000%   Fee Simple                           GCFP                   GCFP
96                                   0.01000%   Fee Simple                           GCFP                   GCFP
98                                   0.01000%   Fee Simple                           GCFP                   GCFP
99                                   0.01000%   Fee Simple                           GCFP                   GCFP
102                                  0.01000%   Fee Simple                           GCFP                   GCFP
107                                  0.01000%   Fee Simple                           GCFP                   GCFP
108                                  0.01000%   Fee Simple                           GCFP                   GCFP
109                                  0.01000%   Fee Simple                           GCFP                   GCFP
111                                  0.01000%   Fee Simple                           GCFP                   GCFP
112                                  0.01000%   Fee Simple                           GCFP                   GCFP
114                                  0.01000%   Fee Simple                           GCFP                   GCFP
118                                  0.01000%   Fee Simple                           GCFP                   GCFP
119                                  0.01000%   Fee Simple                           GCFP                   GCFP
126                                  0.01000%   Fee Simple                           GCFP                   GCFP
127                                  0.01000%   Fee Simple                           GCFP                   GCFP
131                                  0.01000%   Fee Simple                           GCFP                   GCFP
132                                  0.01000%   Fee Simple                           GCFP                   GCFP
133                                  0.01000%   Fee Simple                           GCFP                   GCFP
134                                  0.01000%   Fee Simple                           GCFP                   GCFP

3-B                                  0.01000%                                        GCFP                   GCFP
15-B                                 0.01000%                                        GCFP                   GCFP
30-B                                 0.00000%                                        GCFP                   GCFP
74-B                                 0.01000%                                        GCFP                   GCFP
77-P                                 0.01000%                                        GCFP                   GCFP

GCCFC 06-GG7 Loan ID   Prepayment Type                                           Crossed With Other Loans (Crossed Group)
--------------------   -------------------------------------------------------   ----------------------------------------
3                      Lockout/27_Defeasance/91_0%/4                             NAP
5                      Lockout/29_Defeasance/87_0%/4                             NAP
7                      Lockout/26_Defeasance/90_0%/4                             NAP
11                     Lockout/24_Defeasance/57_0%/3                             NAP
12                     Lockout/27_Defeasance/30_0%/3                             NAP
13                     Lockout/25_Defeasance/91_0%/4                             NAP
15                     Lockout/25_Defeasance/91_0%/4                             NAP
16                     Lockout/26_Defeasance/90_0%/4                             NAP
17                     Lockout/24_Defeasance/93_0%/3                             NAP
19                     Lockout/27_Defeasance/90_0%/3                             NAP
20                     Lockout/31_Defeasance/25_0%/4                             NAP
21                     Lockout/27_Defeasance/90_0%/3                             NAP
23                     Lockout/24_Defeasance/92_0%/4                             NAP
24                     Lockout/24_Defeasance/93_0%/3                             NAP
25                     Lockout/24_> YM or 1%/33_0%/3                             NAP
26                     Lockout/27_Defeasance/89_0%/4                             NAP
29                     Lockout/24_Defeasance/92_0%/4                             NAP
30                     Lockout/29_Defeasance/87_0%/4                             NAP
31                     Lockout/28_Defeasance/89_0%/3                             NAP
32                     Lockout/26_Defeasance/90_0%/4                             NAP
33                     Lockout/24_> YM or 1%/33_0%/3                             NAP
34                     Lockout/30_Defeasance/86_0%/4                             NAP
35                     Lockout/26_Defeasance/90_0%/4                             NAP
36                     >YM or 6%/24_>YM or 4%/12_>YM or 2%/12_>YM or 1%/8_0%/4   NAP
37                     Lockout/28_Defeasance/88_0%/4                             NAP
38                     Lockout/27_Defeasance/29_0%/4                             NAP
39                     Lockout/24_Defeasance/93_0%/3                             NAP
39.01
39.02
43                     Lockout/30_Defeasance/87_0%/3                             NAP
44                     Lockout/25_Defeasance/91_0%/4                             NAP
45                     Lockout/27_Defeasance/89_0%/4                             NAP
46                     Lockout/25_Defeasance or YM/92_0%/3                       NAP
48                     Lockout/59_> YM or 1%/57_0%/4                             NAP
49                     Lockout/25_Defeasance/91_0%/4                             NAP
50                     Lockout/25_Defeasance/92_0%/3                             NAP
51                     Lockout/29_Defeasance/87_0%/4                             NAP
52                     Lockout/25_Defeasance/91_0%/4                             NAP
53                     Lockout/27_Defeasance/89_0%/4                             NAP
54                     Lockout/25_Defeasance/91_0%/4                             NAP
55                     Lockout/27_Defeasance/90_0%/3                             NAP
57                     Lockout/24_Defeasance/92_0%/4                             NAP
59                     Lockout/26_Defeasance/31_0%/3                             NAP
59.01
59.02
59.03
59.04
59.05
59.06
59.07
59.08
59.09
60                     Lockout/24_Defeasance/92_0%/4                             NAP
62                     Lockout/24_Defeasance/92_0%/4                             NAP
67                     Lockout/34_Defeasance/47_0%/3                             NAP
69                     Lockout/28_Defeasance/28_0%/4                             NAP
70                     Lockout/29_Defeasance/87_0%/4                             NAP
71                     Lockout/34_Defeasance/22_0%/4                             NAP
72                     Lockout/28_Defeasance/29_0%/3                             NAP
72.01
72.02
74                     Lockout/26_Defeasance/91_0%/3                             NAP
75                     Lockout/28_Defeasance/85_0%/7                             NAP
76                     Lockout/27_Defeasance/89_0%/4                             NAP
77                     Lockout/27_> YM or 1%/87_0%/4                             NAP
77.01
77.02
77.03
77.04
78                     Lockout/24_Defeasance/92_0%/4                             NAP
81                     Lockout/27_Defeasance/89_0%/4                             NAP
82                     Lockout/26_Defeasance/90_0%/4                             NAP
84                     Lockout/25_Defeasance/91_0%/4                             NAP
88                     Lockout/32_Defeasance/85_0%/3                             NAP
89                     Lockout/26_Defeasance/33_0%/7                             NAP
90                     Lockout/31_Defeasance/85_0%/4                             NAP
92                     Lockout/25_Defeasance/91_0%/4                             NAP
93                     Lockout/24_Defeasance/92_0%/4                             NAP
95                     Lockout/26_Defeasance/90_0%/4                             NAP
96                     Lockout/61_> YM or 1%/55_0%/4                             NAP
98                     Lockout/27_Defeasance/89_0%/4                             NAP
99                     Lockout/30_Defeasance/50_0%/4                             NAP
102                    Lockout/25_> YM or 1%/91_0%/4                             NAP
107                    Lockout/37_Defeasance/79_0%/4                             NAP
108                    Lockout/25_> YM or 1%/91_0%/4                             NAP
109                    Lockout/24_Defeasance/92_0%/4                             NAP
111                    Lockout/25_Defeasance/91_0%/4                             NAP
112                    Lockout/27_Defeasance/90_0%/3                             NAP
114                    Lockout/25_Defeasance/91_0%/4                             NAP
118                    Lockout/28_Defeasance/89_0%/3                             NAP
119                    Lockout/27_Defeasance/89_0%/4                             NAP
126                    Lockout/27_Defeasance/89_0%/4                             NAP
127                    Lockout/33_Defeasance/83_0%/4                             NAP
131                    Lockout/35_Defeasance/81_0%/4                             NAP
132                    Lockout/25_Defeasance/91_0%/4                             NAP
133                    Lockout/25_Defeasance/91_0%/4                             NAP
134                    Lockout/37_Defeasance/79_0%/4                             NAP

3-B                    Lockout/27_Defeasance/91_0%/4                             NAP
15-B                   Lockout/25_Defeasance/91_0%/4                             NAP
30-B                   Lockout/29_Defeasance/87_0%/4                             NAP
74-B                   Lockout/26_Defeasance/91_0%/3                             NAP
77-P                   Lockout/27_> YM or 1%/87_0%/4                             NAP

                                    EXHIBIT B

                  Mortgage Loan Representations and Warranties

1. Mortgage Loan Schedule. The information pertaining to each Mortgage Loan set forth in the Mortgage Loan Schedule is true and accurate in all material respects as of the Cut-off Date and contains all information required by the Pooling and Servicing Agreement to be contained therein.

2. Legal Compliance - Origination. As of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan; provided that such representation and warranty does not address or otherwise cover any matters with respect to federal, state or local law otherwise covered in this Exhibit B.

3. Good Title; Conveyance. Immediately prior to the sale, transfer and assignment to the Purchaser, the Seller had good and marketable title to, and was the sole owner of, each Mortgage Loan, and the Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan, other than the rights of the holder of a related Companion Loan pursuant to a Co-Lender Agreement or a pooling and servicing agreement. Upon consummation of the transactions contemplated by the Mortgage Loan Purchase Agreement, the Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to such Mortgage Loan free and clear of any pledge, lien or security interest, other than the rights of a holder of a Companion Loan pursuant to a Co-Lender Agreement or pooling and servicing agreement.

4. Future Advances. The proceeds of such Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the Mortgaged Property), and there is no requirement for future advances thereunder by the mortgagee.

5. Legal, Valid and Binding Obligation; Assignment of Leases. Each related Mortgage Note, Mortgage, Assignment of Leases (if contained in a document separate from the Mortgage) and other agreement that evidences or secures such Mortgage Loan and was executed in connection with such Mortgage Loan by or on behalf of the related Mortgagor is the legal, valid and binding obligation of the related Mortgagor (subject to any non-recourse provisions therein and any state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except
      (i) that certain provisions contained in such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but neither the application of any such laws to any such provision nor the inclusion of any such provisions renders any of the Mortgage Loan documents invalid as a whole and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the rights and benefits afforded thereby and (ii) as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). The Assignment of Leases (as set forth in the Mortgage or in a document separate from the related Mortgage and related to and delivered in connection with each Mortgage Loan) establishes and creates a valid and enforceable first priority assignment of, or a valid first priority security interest in, the related Mortgagor's right to receive payments due under all leases, subleases, licenses or other agreements pursuant to which any Person is entitled to occupy, use or possess all or any portion of the Mortgaged Property, subject to any license granted to the related Mortgagor to exercise certain rights and to perform certain obligations of the lessor under such leases, and subject to the limitations set forth above. The related Mortgage Note, Mortgage and Assignment of Leases (if contained in a document separate from the Mortgage) contain no provision limiting the right or ability of the Seller to assign, transfer and convey the related Mortgage Loan to any other Person.

6.    No Offset or Defense. Subject to the limitations set forth in paragraph
      (5), as of the date of its origination there was, and as of the Cut-off Date there is, no valid right of offset and no valid defense, counterclaim, abatement or right to rescission with respect to any of the related Mortgage Notes, Mortgage(s) or other agreements executed in connection therewith, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges.

7. Assignment of Mortgage and Assignment of Assignment of Leases. Subject to the limitations set forth in paragraph (5), each assignment of Mortgage and assignment of Assignment of Leases from the Seller to the Trustee (or in the case of a Non-Serviced Trust Loan, the assignment in favor of the current holder of the mortgage) constitutes the legal, valid and binding assignment from the Seller. Any assignment of a Mortgage and assignment of Assignment of Leases are recorded (or have been submitted for recording) in the applicable jurisdiction.

8. Mortgage Lien. Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property (and/or Ground Lease, if applicable), subject to the limitations set forth in paragraph (5) and the following title exceptions (each such title exception, a "Title Exception", and collectively, the "Title Exceptions"): (a) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, (c) the exceptions (general and specific) and exclusions set forth in the applicable Title Policy (described in paragraph (12) below) or appearing of record, (d) other matters to which like properties are commonly subject, (e) the right of tenants (whether under ground leases, space leases or operating leases) pertaining to the related Mortgaged Property and condominium declarations, (f) if such Mortgage Loan is cross-collateralized and cross-defaulted with any other Mortgage Loan, the lien of the Mortgage for such other Mortgage Loan and (g) if such Mortgage Loan is part of a Loan Group, the rights of the holder of the related Companion Loan pursuant to a Co-Lender Agreement or pooling and servicing agreement, none of which exceptions described in clauses (a) - (f) above, individually or in the aggregate, materially and adversely interferes with
      (1) the current use of the Mortgaged Property, (2) the security intended to be provided by such Mortgage, (3) the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or (4) the value of the Mortgaged Property. The Mortgaged Property is free and clear of any mechanics' or other similar liens or claims which are prior to or equal with the lien of the related Mortgage, except those which are insured against by a lender's title insurance policy. To the Seller's actual knowledge no rights are outstanding that under applicable law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage, unless such lien is bonded over, escrowed for or covered by insurance.

9. UCC Filings. If the related Mortgaged Property is operated as a hospitality property, the Seller has filed or caused to be filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording), UCC Financing Statements in the appropriate public filing and/or recording offices necessary at the time of the origination of the Mortgage Loan to perfect a valid security interest in all items of personal property reasonably necessary to operate such Mortgaged Property owned by such Mortgagor and located on the related Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement as permitted under the terms of the related Mortgage Loan documents or any other personal property leases applicable to such personal property), to the extent perfection may be effected pursuant to applicable law by recording or filing, as the case may be. Subject to the limitations set forth in paragraph (5), each related Mortgage (or equivalent document) creates a valid and enforceable lien and security interest on the items of personalty described above. No representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

10. Taxes and Assessments. All real estate taxes and governmental assessments, or installments thereof, which could be a lien on the related Mortgaged Property and that prior to the Cut-off Date have become delinquent in respect of each related Mortgaged Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established. For purposes of this representation and warranty, real estate taxes and governmental assessments and installments thereof shall not be considered delinquent until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and (b) the date on which enforcement action is entitled to be taken by the related taxing authority.

11. Condition of Mortgaged Property; No Condemnation. To the Seller's actual knowledge, based solely upon due diligence customarily performed in connection with the origination of comparable mortgage loans, as of the Cut-off Date, (a) each related Mortgaged Property was free and clear of any material damage (other than deferred maintenance for which escrows were established at origination) that would affect materially and adversely the value of such Mortgaged Property as security for the Mortgage Loan and (b) there was no proceeding pending for the total or partial condemnation of such Mortgaged Property. With respect to the mortgaged properties that are located in counties in Alabama, Louisiana or Texas that, as of the Cut-off Date, are listed on the FEMA website as having been designated by FEMA for Individual Assistance or Public Assistance following Hurricane Katrina or Hurricane Rita, as of the Cut-off Date, there is no material damage.

12. Title Insurance. The lien of each related Mortgage as a first priority lien in the original principal amount of such Mortgage Loan (or in the case of a Mortgage Loan secured by multiple Mortgaged Properties, an allocable portion thereof) is insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction (the "Title Policy"), insuring the originator of the Mortgage Loan, its successors and assigns, subject only to the Title Exceptions; such originator or its successors or assigns is the named insured of such policy; such policy is assignable without consent of the insurer and will inure to the benefit of the Trustee as mortgagee of record (or, with respect to a Non-Serviced Trust Loan, the holder of the Mortgage); such policy, if issued, is in full force and effect and all premiums thereon have been paid; no claims have been made under such policy and the Seller has not done anything, by act or omission, and the Seller has no actual knowledge of any matter, which would impair or diminish the coverage of such policy. The insurer issuing such policy is either (x) a nationally-recognized title insurance company or (y) qualified to do business in the jurisdiction in which the related Mortgaged Property is located to the extent required. The Title Policy contains no material exclusion for, or alternatively it insures (unless such coverage is unavailable in the relevant jurisdiction) (a) access to a public road or (b) against any loss due to encroachment of any material portion of the improvements thereon.

13. Insurance. As of the Mortgage Loan origination date, and to the actual knowledge of the Seller, as of the Cut-off Date, all insurance coverage required under the related Mortgage Loan documents was in full force and effect. Each Mortgage Loan requires insurance in such amounts and covering such risks as were customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located, including requirements for
      (a) a fire and extended perils insurance policy, in an amount (subject to a customary deductible) at least equal to the lesser of (i) the replacement cost of improvements located on such Mortgaged Property, or
      (ii) the initial principal balance of the Mortgage Loan (or in the case of a Loan Group, the outstanding principal balance of the Loan Group), and in any event, the amount necessary to prevent operation of any co-insurance provisions, (b) except if such Mortgaged Property is operated as a mobile home park, business interruption or rental loss insurance, in an amount at least equal to 12 months of operations of the related Mortgaged Property (or in the case of a Mortgaged Property without any elevator, 6 months) and (c) comprehensive general liability insurance against claims for personal and bodily injury, death or property damage occurring on, in or about the related Mortgaged Property, in an amount customarily required by prudent institutional lenders. To the actual knowledge of the Seller, as of the Cut-off Date, all premiums due and payable through the Closing Date have been paid and no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller. Except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar Mortgage Loan and which are set forth in the related Mortgage, the related Mortgage Loan documents require that any insurance proceeds in respect of a casualty loss, will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property or (ii) the reduction of the outstanding principal balance of the Mortgage Loan, subject in either case to requirements with respect to leases at the related Mortgaged Property and to other exceptions customarily provided for by prudent institutional lenders for similar loans. The insurance policies each contain a standard mortgagee clause naming the Seller and its successors and assigns as loss payee or additional insured, as applicable, and each insurance policy provides that they are not terminable without 30 days prior written notice to the mortgagee (or, with respect to non-payment, 10 days prior written notice to the mortgagee) or such lesser period as prescribed by applicable law. The loan documents for each Mortgage Loan
      (a) require that the Mortgagor maintain insurance as described above or permit the mortgagee to require that the Mortgagor maintain insurance as described above, and (b) permit the mortgagee to purchase such insurance at the Mortgagor's expense if the Mortgagor fails to do so. The insurer with respect to each policy is qualified to write insurance in the relevant jurisdiction to the extent required.

14. No Material Default. (A) Other than payments due but not yet 30 days or more delinquent, to the Seller's actual knowledge, based upon due diligence customarily performed in connection with the servicing of comparable mortgage loans by prudent institutional lenders, (i) there is no material default, breach, violation or event of acceleration existing under the related Mortgage or Mortgage Note(s), and (ii) there is no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration under the related Mortgage or Mortgage Note(s), (B) the Seller has not waived any material default, breach, violation or event of acceleration under such Mortgage or Mortgage Note(s), unless a written waiver to that effect is contained in the related Mortgage File being delivered pursuant to the Pooling and Servicing Agreement, and (C) pursuant to the terms of the related Mortgage Loan documents, no Person or party other than the holder of such Mortgage Note(s) (or with respect to a Non-Serviced Trust Loan, the applicable servicer as permitted by the applicable Lead PSA) may declare any event of default or accelerate the related indebtedness under either of such Mortgage or Mortgage Note(s); provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any representation and warranty made by the Seller elsewhere in this Exhibit B (including any schedule or exhibit hereto).

15. Payment Record. As of the Closing Date, each Mortgage Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months), has not been, 30 days or more past due in respect of any Scheduled Payment.

16. Servicing. The servicing and collection practices used by the Seller with respect to the Mortgage Loan have been, in all respects, legal and have met customary industry standards for servicing of commercial loans for conduit loan programs.

17.   Reserved.

18. Qualified Mortgage. Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to Treasury Regulations Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage, or any substantially similar successor provision). Each Mortgage Loan is directly secured by a Mortgage on a commercial property or a multifamily residential property, and either (1) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the portion of such commercial or multifamily residential property that consists of an interest in real property (within the meaning of Treasury Regulations Sections 1.856-3(c) and 1.856-3(d)) and such interest in real property was the only security for such Mortgage Loan as of the Testing Date (as defined below), or (2) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of the Mortgage Loan (a) as of the Testing Date, or (b) as of the Closing Date. For purposes of the previous sentence, (1) the fair market value of the referenced interest in real property shall first be reduced by (a) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (b) a proportionate amount of any lien on such interest in real property that is on a parity with the Mortgage Loan, and (2) the "Testing Date" shall be the date on which the referenced Mortgage Loan was originated unless (a) such Mortgage Loan was modified after the date of its origination in a manner that would cause a "significant modification" of such Mortgage Loan within the meaning of Treasury Regulations Section 1.1001-3(b), and (b) such "significant modification" did not occur at a time when such Mortgage Loan was in default or when default with respect to such Mortgage Loan was reasonably foreseeable. However, if the referenced Mortgage Loan has been subjected to a "significant modification" after the date of its origination and at a time when such Mortgage Loan was not in default or when default with respect to such Mortgage Loan was not reasonably foreseeable, the Testing Date shall be the date upon which the latest such "significant modification" occurred. Each yield maintenance payment and prepayment premium payable under the Mortgage Loans is a "customary prepayment penalty" within the meaning of Treasury Regulations Section 1.860G-1(b)(2).

19. Environmental Conditions and Compliance. One or more environmental site assessments or updates thereof were performed by an environmental consulting firm independent of the Seller or the Seller's affiliates with respect to each related Mortgaged Property during the 18-months preceding the origination of the related Mortgage Loan, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s) referenced herein, has no actual knowledge and has received no notice of any material and adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s). If any such environmental report identified any Recognized Environmental Condition (REC), as that term is defined in the Standard Practice for Environmental Site Assessments: Phase I Environmental Site Assessment Process Designation: E 1527-00, as recommended by the American Society for Testing and Materials (ASTM), with respect to the related Mortgaged Property and the same have not been subsequently addressed in all material respects, then either (i) an escrow greater than or equal to 100% of the amount identified as necessary by the environmental consulting firm to address the REC is held by the Seller for purposes of effecting same (and the Mortgagor has covenanted in the Mortgage Loan documents to perform such work), (ii) the related Mortgagor or other responsible party having financial resources reasonably estimated to be adequate to address the REC is required to take such actions or is liable for the failure to take such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority or any environmental law or regulation,
      (iii) the Mortgagor has provided an environmental insurance policy, (iv) an operations and maintenance plan has been or will be implemented or (v) such conditions or circumstances were investigated further and a qualified environmental consulting firm recommended no further investigation or remediation.

20. Customary Mortgage Provisions. Each related Mortgage Note, Mortgage and Assignment of Leases (if contained in a document separate from the Mortgage) contain customary and enforceable provisions, subject to the limitations and exceptions set forth in paragraph (5) and applicable state law for comparable mortgaged properties similarly situated such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, non-judicial foreclosure.

21. Bankruptcy. At the time of origination and, to the actual knowledge of Seller as of the Cut-off Date, no Mortgagor is a debtor in, and no Mortgaged Property is the subject of, any state or federal bankruptcy or insolvency proceeding.

22. Whole Loan; No Equity Participation, Contingent Interest or Negative Amortization. Except with respect to a Mortgage Loan that is part of a Loan Group, each Mortgage Loan is a whole loan. None of the Mortgage Loans contain any equity participation, preferred equity component or shared appreciation feature by the mortgagee nor does any Mortgage Loan provide the mortgagee with any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property.

23. Transfers and Subordinate Debt. Subject to certain exceptions which are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property, each Mortgage Loan contains a "due on sale" or other such provision for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage or complying with the requirements of the related Mortgage Loan documents, (a) the related Mortgaged Property, or any controlling or majority equity interest in the related Mortgagor, is directly or indirectly pledged, transferred or sold, other than as related to (i) family and estate planning transfers, (ii) transfers to certain affiliates as defined in the related Mortgage Loan documents (iii) transfers of less than a controlling interest in a Mortgagor, (iv) a substitution or release of collateral within the parameters of paragraph
      (26) below, or, (v) the enforcement of rights by a mezzanine lender in connection with any mezzanine debt which existed or is permitted under the related Mortgage Loan documents, or (b) the related Mortgaged Property is encumbered with a subordinate lien or security interest against the related Mortgaged Property, other than (i) any Companion Loan of any Mortgage Loan or any subordinate debt that existed at origination or is permitted under the related Mortgage Loan documents, (ii) debt secured by furniture, fixtures, equipment and other personal property in the ordinary course of business or (iii) any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan. Except as related to
      (a)(i), (ii), (iii), (iv) or (v), above, no Mortgage Loan may be assigned by the Mortgagor to another entity without the mortgagee's consent.

24. Waivers and Modification. Except as set forth in the related Mortgage File, the terms of the related Mortgage Note and Mortgage have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage.

25. Inspection. Each related Mortgaged Property was inspected by or on behalf of the related originator or an affiliate of the originator during the 12 month period prior to the related origination date.

26. Releases of Mortgaged Property. (A) Since origination, no material portion of the related Mortgaged Property has been released from the lien of the related Mortgage in any manner which materially and adversely affects the value of the Mortgage Loan or materially interferes with the security intended to be provided by such Mortgage; and (B) the terms of the related Mortgage Loan documents do not permit the release of any portion of the Mortgaged Property from the lien of the Mortgage except (i) in consideration of payment in full therefor, (ii) in connection with the substitution of all or a portion of the Mortgaged Property in exchange for delivery of "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended, (iii) where such portion to be released was not considered material for purposes of underwriting the Mortgage Loan and such release was contemplated at origination, (iv) conditioned on the satisfaction of certain underwriting and other requirements, including payment of a release price representing adequate consideration for such Mortgaged Property or the portion thereof to be released, or (v) in connection with the substitution of a replacement property in compliance with REMIC Provisions.

27. Local Law Compliance. To the Seller's actual knowledge, based upon a letter from governmental authorities, a legal opinion, an endorsement to the related title policy, or other due diligence considered reasonable by prudent commercial mortgage lenders, taking into account the location of the Mortgaged Property, as of the date of origination of such Mortgage Loan and as of the Cut-off Date, there are no material violations of any applicable zoning ordinances, building codes and land laws applicable to the Mortgaged Property or the use and occupancy thereof which (i) are not insured by the Title Policy or a law and ordinance insurance policy or
      (ii) would have a material adverse effect on the value, operation or net operating income of the Mortgaged Property.

28. Improvements. To the Seller's actual knowledge based on the Title Policy or surveys obtained in connection with the origination of each Mortgage Loan, none of the material improvements which were included for the purposes of determining the appraised value of the related Mortgaged Property at the time of the origination of the Mortgage Loan lies outside of the boundaries and building restriction lines of such property (except Mortgaged Properties which are legal non-conforming uses), to an extent which would have a material adverse affect on the value of the Mortgaged Property or related Mortgagor's use and operation of such Mortgaged Property (unless affirmatively covered by the related Title Policy) and no improvements on adjoining properties encroached upon such Mortgaged Property to any material and adverse extent (unless affirmatively covered by the related Title Policy).

29. Single Purpose Entity. With respect to each Mortgage Loan with a Cut-off Date Balance in excess of $5,000,000 the related Mortgagor has covenanted in its organizational documents and/or the Mortgage Loan documents to own no significant asset other than the related Mortgaged Property and assets incidental to its ownership and operation of such Mortgaged Property, and to hold itself out as being a legal entity, separate and apart from any other Person.

30. Advance of Funds. (A) After origination, the Seller has not, directly or indirectly, advanced any funds to the Mortgagor, other than pursuant to the related Mortgage Loan documents; and (B) to the Seller's actual knowledge, no funds have been received from any Person other than the Mortgagor, for or on account of payments due on the Mortgage Note.

31. Litigation or Other Proceedings. As of the date of origination and, to the Seller's actual knowledge, as of the Cut-off Date, there was no pending action, suit or proceeding, or governmental investigation of which it has received notice, against the Mortgagor or the related Mortgaged Property the adverse outcome of which could reasonably be expected to materially and adversely affect (i) such Mortgagor's ability to pay its obligations under the Mortgage Loan, (ii) the security intended to be provided by the Mortgage Loan documents or (iii) the current use of the Mortgaged Property.

32. Trustee Under Deed of Trust. As of the date of origination, and, to the Seller's actual knowledge, as of the Cut-off Date, if the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has either been properly designated and serving under such Mortgage or may be substituted in accordance with the Mortgage and applicable law.

33. Usury. The Mortgage Loan and the interest contracted for (exclusive of any default interest, late charges, Yield Maintenance Charge or prepayment premiums) complied as of the date of origination with, or is exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

34. Other Collateral. Except with respect to the Companion Loan of any Loan Group or any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan, to the Seller's knowledge, the related Mortgage Note is not secured by any collateral that secures a loan that is not a Mortgage Loan.

35. Flood Insurance. If the improvements on the Mortgaged Property are located in a federally designated special flood hazard area, the Mortgagor is required to maintain or the mortgagee maintains, flood insurance with respect to such improvements and such policy is in full force and effect.

36. Escrow Deposits. All escrow deposits and payments required to be deposited with the Seller or its agent in accordance with the Mortgage Loan documents have been (or by the Closing Date will be) so deposited, are in the possession of or under the control of the Seller or its agent (or, with respect to a Non-Serviced Trust Loan, in the possession of or under the control of the Lead Trustee or its agent under the applicable Lead
      PSA), and there are no deficiencies in connection therewith.

37. Licenses and Permits. To the Seller's actual knowledge, based on the due diligence customarily performed in the origination of comparable mortgage loans by prudent commercial lending institutions considering the related geographic area and properties comparable to the related Mortgaged Property, (i) as of the date of origination of the Mortgage Loan, the related Mortgagor, the related lessee, franchisor or operator was in possession of all material licenses, permits and authorizations then required for use of the related Mortgaged Property, and, (ii) as of the Cut-off Date, the Seller has no actual knowledge that the related Mortgagor, the related lessee, franchisor or operator was not in possession of such licenses, permits and authorizations.

38. Organization of Mortgagors; Affiliation with other Mortgagors. With respect to each Mortgage Loan, in reliance on certified copies of the organizational documents of the Mortgagor delivered by the Mortgagor in connection with the origination of such Mortgage Loan, the Mortgagor is an entity organized under the laws of a state of the United States of America, the District of Columbia or the Commonwealth of Puerto Rico. Except with respect to any Mortgage Loan that is cross-collateralized and cross defaulted with another Mortgage Loan, no Mortgage Loan has a Mortgagor that is an affiliate of another Mortgagor.

39. Fee Simple Interest. Except with respect to the Mortgage Loans listed on Exhibit B-39, the Mortgage Loan is secured in whole or in material part by the fee simple interest in the related Mortgaged Property.

40. Recourse. Each Mortgage Loan is non-recourse to the related Mortgagor except that the Mortgagor has agreed to be liable with respect to losses incurred due to (i) fraud and/or other intentional material misrepresentation, (ii) misapplication or misappropriation of rents collected in advance or received by the related Mortgagor after the occurrence of an event of default and not paid to the mortgagee or applied to the Mortgaged Property in the ordinary course of business, (iii) misapplication or conversion by the Mortgagor of insurance proceeds or condemnation awards or (iv) breach of the environmental covenants in the related Mortgage Loan documents.

41. Access; Tax Parcels. Each Mortgaged Property (a) is located on or adjacent to a dedicated road, or has access to an irrevocable easement permitting ingress and egress, (b) is served by public utilities, water and sewer (or septic facilities) and (c) constitutes one or more separate tax parcels.

42. Financial Statements. Each Mortgage requires the Mortgagor to provide the mortgagee with operating statements and rent rolls on an annual (or more frequent) basis or upon written request.

43. Defeasance. If the Mortgage Loan is a Defeasance Loan, the Mortgage Loan documents (A) permit defeasance (1) no earlier than two years after the Closing Date, and (2) only with substitute collateral constituting "government securities" within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note through the related maturity date (or the first day of the open period) and the balloon payment that would be due on such date, (B) require the delivery of (or otherwise contain provisions pursuant to which the mortgagee can require delivery of) (i) an opinion to the effect that such mortgagee has a first priority perfected security interest in the defeasance collateral, (ii) an accountant's certification as to the adequacy of the defeasance collateral to make all payments required under the related Mortgage Loan through the related maturity date (or the first day of the open period) and the balloon payment that would be due on such date, (iii) an Opinion of Counsel that the defeasance complies with all applicable REMIC Provisions, and (iv) assurances from the Rating Agencies that the defeasance will not result in the withdrawal, downgrade or qualification of the ratings assigned to the Certificates and
      (C) contain provisions pursuant to which the mortgagee can require the Mortgagor to pay expenses associated with a defeasance (including rating agencies' fees, accountant's fees and attorneys' fees). Such Mortgage Loan was not originated with the intent to collateralize a REMIC offering with obligations that are not real estate mortgages.

44. Authorization in Jurisdiction. To the extent required under applicable law and necessary for the enforcement of the Mortgage Loan, as of the date of origination and at all times it held the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located.

45. Capital Contributions. Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the Mortgagor under the Mortgage Loan documents.

46. Subordinate Debt. Except with respect to the Companion Loan of any Loan Group or any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan, none of the Mortgaged Properties are encumbered and none of the Mortgage Loan documents permit the related Mortgaged Property to become encumbered, without the prior written consent of the holder of the Mortgage Loan or as described above in clause (23), by any lien securing the payment of money junior to, of equal priority with, or superior to, the lien of the related Mortgage (other than Title Exceptions, taxes, assessments and contested mechanics and materialmens liens that become payable after the Cut-off Date).

47. Ground Lease Representations and Warranties. With respect to each Mortgage Loan secured by a leasehold interest (except with respect to any Mortgage Loan also secured by the corresponding fee interest in the related Mortgaged Property), the Seller represents and warrants the following with respect to the related Ground Lease:

            A. Such Ground Lease or a memorandum thereof has been or will be duly recorded and such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date.

            B. Upon the foreclosure of the Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to the mortgagee and its assigns without the consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Closing Date).

            C. Subject to the limitations on enforceability set forth in Paragraph 5, such Ground Lease may not be amended, modified, canceled or terminated without the prior written consent of the mortgagee and any such action without such consent is not binding on the mortgagee, its successors or assigns, except that termination or cancellation without such consent may be binding on the mortgagee if (i) an event of default occurs under the Ground Lease, (ii) notice is provided to the mortgagee and (iii) such default is curable by the mortgagee as provided in the Ground Lease but remains uncured beyond the applicable cure period.

            D. To the actual knowledge of the Seller, on the Closing Date such Ground Lease is in full force and effect and other than payments due but not yet 30 days or more delinquent, (i) there is no material default, and
      (ii) there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default under such Ground Lease; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller elsewhere in this Exhibit B or in any of the exceptions to the representations and warranties in Schedule A hereto.

            E. The Ground Lease or ancillary agreement between the lessor and the lessee (i) requires the lessor to give notice of any default by the lessee to the mortgagee and (ii) provides that no notice given is effective against the mortgagee unless a copy has been delivered to the mortgagee in the manner described in the ground lease or ancillary agreement.

            F. Based on the Title Policy, the Ground Lease (i) is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage, other than the ground lessor's fee interest and Title Exceptions or (ii) is subject to a subordination, non-disturbance and attornment agreement to which the mortgagee on the lessor's fee interest in the Mortgaged Property is subject.

            G. The mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the ground lease) to cure any curable default under such Ground Lease after receipt of notice of such default before the lessor thereunder may terminate such Ground Lease.

            H. Such Ground Lease has an original term (together with any extension options, whether or not currently exercised, set forth therein all of which can be exercised by the mortgagee if the mortgagee acquires the lessee's rights under the Ground Lease) that extends not less than 20 years beyond the Stated Maturity Date or if such Mortgage Loan is fully amortizing, extends not less than 10 years after the amortization term for the Mortgage Loan.

            I. Under the terms of the Ground Lease and the related Mortgage Loan documents (including, without limitation, any estoppel or consent letter received by the mortgagee from the lessor), taken together, any related insurance proceeds or condemnation award (other than de minimis amounts for minor casualties or in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment or defeasance of the outstanding principal balance of the Mortgage Loan, together with any accrued interest (except in cases where a different allocation would not be viewed as commercially unreasonable by any commercial mortgage lender, taking into account the relative duration of the ground lease and the related Mortgage and the ratio of the market value of the related Mortgaged Property to the outstanding principal balance of such Mortgage
      Loan).

            J. The Ground Lease does not restrict the use of the related Mortgaged Property by the lessee or its successors or assigns in a manner that would materially adversely affect the security provided by the related mortgage.

            K. The Ground Lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by a prudent commercial mortgage lender.

            L. The ground lessor under such Ground Lease is required to enter into a new lease upon termination of the Ground Lease for any reason, including the rejection of the Ground Lease in bankruptcy.

                                    EXHIBIT C

                  Exceptions to Representations and Warranties

            Numerical references are to the corresponding Mortgage Loan representations and warranties set forth in Exhibit B to the Mortgage Loan Purchase Agreement. Numbers and titles correspond to the representation number and corresponding titles in the related Mortgage Loan representations and warranties. The loan numbers correspond to the control numbers listed in Annex A to the Prospectus Supplement.

            Any exception listed below in respect of a particular representation or warranty shall also be deemed to apply to any other applicable representation or warranty.

            4.          Future Advances.

                                                   Loan 23, Bass Pro Shops: The
                                       proceeds of the Mortgage Loan have been
                                       fully disbursed into the Construction
                                       Reserve and the Interest and Carry Cost
                                       Reserve (each as defined in the related
                                       Loan documents), and are to be disbursed from time to time to or at the direction of the borrower in accordance with the provisions of the Loan documents and this Agreement.

            11.         Condition of Mortgaged Property: No Condemnation.

                                                   Loan 23, Bass Pro Shops: The
                                       Mortgaged Property is currently
                                       unimproved.

            23.         Transfers and Subordinate Debt.

                                                   Loan 60, Hilton Garden Inn -
                                       Las Vegas: The Mortgaged Property may be encumbered by a second mortgage in connection with a transfer and assumption to a transferee as set forth in the related loan documents.

            26.         Releases of Mortgaged Property.

                                                   Loan 89, Best Western -
                                       Charleston: The ground lease portion of
                                       the collateral consists of an adjacent
                                       parking lot. The Mortgage permits a
                                       release of the lien on the ground lease
                                       parcel subject to the satisfaction of
                                       certain conditions, including that the
                                       borrower shall have acquired parking
                                       rights in a newly-constructed parking
                                       garage on neighboring property and the
                                       borrower's grant of a mortgage lien or
                                       assignment in favor of lender over the
                                       parking rights in the garage.

                                                   Loan 31, 88 Third Avenue: The
                                       Mortgaged Property may be converted to a condominium form of ownership and, in connection therewith, the related borrower may partially release one condominium unit consisting solely of air rights with respect to the Mortgaged Property.

                                                   Loan 13, The Mall at Turtle
                                       Creek: A parcel that is part of a parking lot at the Mortgaged Property may be partially released upon satisfaction of conditions set forth in the related loan documents.

                                                   Loan 25, Mohawk Hills
                                       Apartments: Rental buildings and a
                                       covered parking structure that are part
                                       of the Mortgaged Property may be
                                       partially released upon satisfaction of
                                       conditions set forth in the related loan documents.

            28.         Improvements.

                                                   Loan 23, Bass Pro Shops: The
                                       Mortgaged Property is currently
                                       unimproved.

            37.         Licenses and Permits.

                                                   Loan 23, Bass Pro Shops: The
                                       Mortgaged Property is currently
                                       unimproved. The sole tenant of the
                                       Mortgaged Property, which is responsible for the construction of the contemplated improvements, has received the necessary building permits to commence construction.

38.         Organization of Mortgagors; Affiliation with other Mortgagors.

                                       Loan 20, Citadel Crossing: The related
                                       mortgagor is affiliated with the
                                       mortgagor under the Mortgage Loan
                                       identified on Schedule A as Residence Inn
                                       Midtown Atlanta.

                                       Loan 38, Residence Inn Midtown Atlanta:
                                       The related mortgagor is affiliated with the mortgagor under the Mortgage Loan identified on Schedule A as Citadel Crossing.

                                       Loan 37, Alanza Brook Apartments: The
                                       related mortgagor is affiliated with the mortgagors under the Mortgage Loans identified on Schedule A as Towns of Riverside and The Moorings.

                                       Loan 30, Towns of Riverside: The related mortgagor is affiliated with the mortgagors under the Mortgage Loans identified on Schedule A as Alanza Brook Apartments and The Moorings.

                                       Loan 70, The Moorings: The related
                                       mortgagor is affiliated with the
                                       mortgagors under the Mortgage Loans
                                       identified on Schedule A as Alanza Brook
                                       Apartments and Towns of Riverside.

                                       Loan 112, 85 East Colorado Boulevard: The related mortgagor is affiliated with the mortgagor under the Mortgage Loan identified on Schedule A as Fair Hope.

                                       Loan 118, Fair Hope: The related
                                       mortgagor is affiliated with the
                                       mortgagor under the Mortgage Loan
                                       identified on Schedule A as 85 East
                                       Colorado Boulevard.

                                       Loan 24, 131 Spring Street: The related
                                       mortgagor is affiliated with the
                                       mortgagor under the Mortgage Loan
                                       identified on Schedule A as 289 Greenwich
                                       Avenue.

                                       Loan 55, 289 Greenwich Avenue: The
                                       related mortgagor is affiliated with the mortgagor under the Mortgage Loan identified on Schedule A as 131 Spring Street.

                                       Loan 15, Nemours Building: The related
                                       mortgagor is affiliated with the
                                       mortgagor under the Mortgage Loan
                                       identified on Schedule A as Manassas
                                       Comfort Suites.

                                       Loan 75, Manassas Comfort Suites: The
                                       related mortgagor is affiliated with the mortgagor under the Mortgage Loan identified on Schedule A as Nemours Building.

                                       Loan 25, Mohawk Hills Apartments: The
                                       related mortgagor is affiliated with the mortgagor under the Mortgage Loan identified on Schedule A as Providence at Old Meridian.

                                       Loan 33, Providence at Old Meridian: The related mortgagor is affiliated with the mortgagor under the Mortgage Loan identified on Schedule A as Mohawk Hills Apartments.


39.         Fee Simple Interest.

                                       See Schedule C

40.         Recourse.

                                       Loan 60, Hilton Garden Inn - Las Vegas:
                                       The Mortgage is recourse to the related
                                       borrower and any member or manager of the borrower if, on the day that is 18 months after closing, certain expansion project conditions have not been satisfied.

41.         Access Tax Parcels.

                                       Loan 23, Bass Pro Shops: The Mortgaged
                                       Property is currently unimproved, and as such, utility lines and related services have not been completed as of the Cut-Off Date.

46.         Subordinate Debt.

                                       Loan 60, Hilton Garden Inn - Las Vegas:
                                       The Mortgaged Property may be encumbered by a second mortgage in connection with a transfer and assumption to a transferee as set forth in the related loan documents.

            47.         Ground Lease.



                                                   Loan 89, Best Western -
                                       Charleston: The lease has a 99 year term.
                                       However, the lease will terminate earlier upon the completion of construction of an alternative parking structure and the granting of parking rights in the garage in favor of borrower, upon which the lender will release the lien of the mortgage on the ground lease parcel and obtain a lien on or assignment of the alternative parking rights. In addition, the lease will terminate upon the borrower's acquisition of the fee interest underlying the leasehold, at which time the lender will receive, in accordance with the mortgage, a lien on the borrower's newly-acquired interest in the fee.



                                                   Loan 89, Best Western -
                                       Charleston: The ground lease does not
                                       address the issue of use of insurance
                                       proceeds relating to a casualty. The
                                       ground lease parcel is a surface parking lot and there are no significant material improvements on the ground lease parcel.

                                   Schedule C

              Mortgage Loans Secured By A Leasehold Interest In All
             Or A Material Portion Of The Related Mortgaged Property
             -------------------------------------------------------

                Loan No.                 Mortgage Loan/ Mortgaged Property
                --------                 ---------------------------------

                   12                    The Hilton Minneapolis

                   15                    Nemours Building

                   20                    Corporate Center

                   46                    Grant & Geary Center

                   67                    Wyndham Union Station Hotel

                   89                    Best Western - Charleston